As filed with the Securities and Exchange Commission on December 31, 2009

Securities Act File No. 333-

Investment Company Act File No. 811-04438

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

☒	Registration Statement Under the Securities Act of 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

and/or

☒	Registration Statement Under the Investment Company Act of 1940
☐	Amendment No.

Aberdeen Australia Equity Fund, Inc.

(Exact Name of Registrant as Specified In Charter)

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  1-866-839-5205

Lucia Sitar, Esq.

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

(Name and Address of Agent For Service)

Copies of information to:

Rose F. DiMartino, Esq.

Willkie Farr & Gallagher

787 Seventh Avenue

New York, New York  10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.01 par value per share	50,000	$12.59	$629,500	$44.88

(1)         Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(c) under the Securities Act of 1933.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion Dated December 31, 2009

PROSPECTUS

[                  ] Common Shares

ABERDEEN AUSTRALIA EQUITY FUND, INC.

$[          ] Per Share

This Prospectus relates to the offer and sale of [                ] shares (“Shares”) of Common Stock par value $.01 (“Common Stock”) of Aberdeen Australia Equity Fund, Inc. (“Fund”) by the Fund.

The Fund’s Common Stock is traded on the NYSE Amex LLC (“Amex”) under the symbol “IAF.” The last reported sale price of the Fund’s Common Stock, as reported by the Amex on December 15, 2009, was $12.47 per share.  The net asset value of the Fund’s Common Stock at the close of business on December 15, 2009, was $11.42 per share.

The Fund is a non-diversified, closed-end management investment company.  The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited.  The Fund’s secondary investment objective is current income.  The Fund’s investment manager is Aberdeen Asset Management Asia Limited (“Investment Manager”), an affiliate of the Fund’s investment adviser, Aberdeen Asset Management Limited (“Investment Adviser”), and of the Fund’s administrator, Aberdeen Asset Management Inc. (“Administrator”).  The Fund’s address is 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and its telephone number is 1-866-839-5205.

Investment in the Shares involves certain risks and special considerations, including risks associated with currency fluctuations.  The Fund also has authority (which it has not exercised) to borrow to finance investments and to issue preferred stock.  Both practices entail risks.  For a discussion of these and other risks, see “Risks and Special Considerations.”

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing.  It should be retained for future reference.  The Statement of Additional Information (“SAI”), dated January [    ], 2010, contains more information about the Fund and is incorporated by reference into this Prospectus.  The Table of Contents for the SAI is on page [    ] of the Prospectus.  You may call 1-866-839-5205 or email InvestorRelations@aberdeen-asset.com to obtain, free of charge, copies of the SAl and the Fund’s annual and semi-annual reports to stockholders, as well as to obtain other information about the Fund and to make stockholder inquiries.  The Fund’s SAI, as well as the annual and semi-annual reports to stockholders, is also available on the Fund’s website at www.aberdeeniaf.com.  The Securities and Exchange Commission (“SEC”) maintains a website at http://www.sec.gov that contains the SAI, material incorporated by reference into the Fund’s registration statement and other information about the Fund.

Shares of closed-end investment companies frequently trade at a discount to their net asset value.  If the Fund’s Common Stock trades at a discount to its net asset value, the risk of loss may increase for purchasers in this offering.  This risk may be greater for investors who expect to sell their Common Stock in a relatively short period after completion of the public offering.  See “Risks and Special Considerations-Net Asset Value Discount.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

	Per Share		Total (3)
Public Offering Price	$	[ ]	$	[ ]
Sales Load (1)	$	[ ]	$	[ ]
Proceeds to the Fund (2)	$	[ ]	$	[ ]

(1)	Of this amount, $[ ] per share of Common Stock (or 1% of the initial offering price) will be paid by the Investment Manager.

(2)	Does not include expenses incurred in connection with this offering, which the Fund estimates will be approximately $[ ].

(3)

The underwriters also may purchase up to an additional [       ] shares at the public offering price, less the sales load, within 30 days from the date of this prospectus to cover over-allotments.  If all such shares are purchased, the total public offering price will be $[         ], the total sales load will be $[         ], and the total proceeds, before expenses, to the Fund will be $[         ].

The underwriters expect to deliver the shares to purchasers on or about [ ] [ ], 2010.

[ ]	[underwriters]	[ ]
[ ] [ ], 2010.

In purchasing Shares, you should rely only on the information contained in, or incorporated by reference into, this Prospectus or in any amendment or supplement thereto.  The Fund and the underwriters have not authorized any person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund and the underwriters are not making an offer to sell the Shares in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this Prospectus, or in any amendment or supplement thereto, is accurate only as of the date of this Prospectus, or of such amendment or such supplement, as applicable.  The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus, or since the date of any such description in an amendment or supplement thereto.

Until [                   ], 2010 (25 days after the date of this Prospectus) all dealers that buy, sell or trade the Shares, whether or not participating in this offering, may be required to deliver a Prospectus.  This is in addition to the dealer’s obligation to deliver a Prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY

The following information is only a summary.  You should consider the more detailed information contained in the Prospectus and the SAI before purchasing Shares, especially the information under “Risks and Special Considerations” on page [    ] of the Prospectus.

The Offering

The Fund is offering [                ] shares of its Common Stock, par value $.01 per share. excluding [            ] shares of Common Stock issuable pursuant to the over-allotment option granted to the underwriters. You must purchase at least 100 shares of Common Stock in this Offering.  Following the offering, [              ] shares of the Fund’s Common Stock will be outstanding, excluding [              ] shares of Common Stock issuable pursuant to the over-allotment option granted to the underwriters.  See “The Offering.”

Use of Proceeds

The net proceeds of this offering will be approximately $[                ] ($[                  ] if the underwriters exercise the over-allotment option in full) after payment of the estimated offering expenses and the deduction of the underwriting discount.  The sales load of $[      ] per common share is equal to 4% of the initial offering price, of which $[      ] per share will be paid by the Investment Manager.

The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies.  See “Use of Proceeds.”

Amex Listed

The Fund’s shares of Common Stock are listed for trading on the Amex under the symbol “IAF.” The last reported sale price of the Fund’s Common Stock, as reported by the Amex on December 15, 2009 was $12.47 per share.  The net asset value of the Fund’s Common Stock at the close of business on December 15, 2009 was $11.42 per share.  See “Description of Common Stock.”

Stock Repurchase Program

Under the Fund’s stock repurchase program, the Fund is permitted to repurchase up to 10% of its outstanding shares on the open market during any 12-month period if and when the discount from net asset value is at least 10%.  The Fund may borrow to repurchase shares under this program.  There have not been any repurchases of shares under this program since December 2008. Applicable law may prevent such repurchases during the offering of the Shares described herein.  See “Description of Common Stock-Stock Repurchase Program.”

The Fund	The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. See “The Fund.”

Investment Objectives

The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited (“ASX”).  Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.  The Fund’s investment objectives may not be changed without the approval of a majority of the Fund’s outstanding voting securities.  See “Investment Objectives.”

Investment Policies

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the ASX.  For these purposes, Australian companies means companies that are tied economically to Australia.  The Fund may invest up to 10% of its total assets in unlisted equity securities.  It may also invest in debt securities issued by Australian companies, Australian Federal and State governments and the U.S. government.  The Fund’s investments in any one industry or group of industries are generally limited to 25% of its total assets, except that it may invest between 25% and 35% of its total assets in securities of an industry group that, at the time of investment, represents 20% or more of the S&P/ASX 200 Accumulation Index.  The Fund has authority to engage in options transactions, to enter into repurchase agreements, and to lend its portfolio securities.  See “Investment Policies.”

Investment Restrictions

The Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund’s outstanding voting securities.  These restrictions concern issuance of senior securities, borrowing, lending, concentration, diversification and other matters.  See “Investment Restrictions.”

Risks (See generally “Risks and Special Considerations” for more information on these and other risks)

The value of the Fund’s assets, as well as the market price of its shares, will fluctuate.  You can lose money on your investment.  Investing in the Fund involves other risks, including the following:

•      Offer of Shares.  Because the Shares would constitute a significant block of the Fund’s Common Stock, their offering may exert downward pressure on the market price of the Fund’s shares to the extent not offset by demand.  Additionally, an offering of shares at less than market price may adversely impact the market price per share and any premium at which the shares are then trading.

•      Currency Exchange Rate Fluctuations.  The Fund invests substantially in instruments denominated in foreign currencies-primarily the Australian dollar, but also the New Zealand dollar.  Fluctuations in the value of these non-U.S. currencies relative to the U.S. dollar can adversely affect the U.S. dollar value of the Fund’s assets.  A decline in the value of such a foreign currency can require the Fund to liquidate portfolio securities to pay distributions previously calculated in U.S. dollars and can increase the relevant foreign currency cost of expenses incurred in U.S. dollars. Currency exchange losses can reduce or eliminate the Fund’s ability to make ordinary income distributions.

•      Foreign Securities.  In addition to foreign currency risks, investments in non-U.S. securities involve risk of loss in the event of tax increases or adverse political, economic or diplomatic developments in Australia and New Zealand.  The Australian securities market for both listed and unlisted securities may be more volatile and is less liquid than the major U.S. markets, and investing in non-U.S. securities may involve greater costs plus more uncertainty regarding legal protections.  Regulatory oversight of markets and custody facilities may differ from that in the U.S.

•      Concentration.  The Fund may invest up to 35% of its total assets in securities of an industry group that, at the time of investment, represents 20% or more of the S&P/ASX 200 Accumulation Index.  An industry sector can include more than one industry group.  As of October 31, 2009, 30.3% of the Fund’s total assets were invested in the financials sector of the Standard & Poor’s Global Industry Classification Sectors.  Such a concentration of investments in a single industry sector makes the Fund particularly vulnerable to adverse economic, political or other developments affecting that sector.  Concentration in the financials sector may make the Fund vulnerable to risks of regulation, consolidation, financial innovation and technological progress.  Also, because the Fund’s investments are primarily in Australian securities, the Fund will be particularly affected by adverse political, economic and other developments impacting Australia.

•      Net Asset Value Discount.  Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.

•      Distribution Rate.  There can be no assurance that the Board will maintain the Fund’s distribution rate at a particular level, or that the Board will continue a managed distribution policy.  Additionally, distributions may include return of capital as well as net investment income and capital gains.  If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions.  See “Dividends and Distributions.”

•      Non-Diversified Fund.  As a “non-diversified” investment company, the Fund can invest more of its assets in fewer issuers than an investment company that is “diversified,” exposing the Fund to greater risk.

•      Stock Repurchases.  When the Fund repurchases shares of its Common Stock pursuant to the Fund’s stock repurchase program, the resulting decrease in shares outstanding may increase the Fund’s expense ratio; any borrowing to finance repurchases would reduce net income; and any sales of portfolio securities to finance repurchases may not be at a preferred time from a portfolio management perspective and would increase portfolio turnover and related expenses.

•      Anti-Takeover Provisions.  The Fund’s charter and bylaws contain several provisions that may be regarded as “anti-takeover” because they have the effect of maintaining continuity of management.  Also, Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of the

Maryland General Corporation Law with respect to unsolicited takeovers.  See “Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws.”

•      Leverage.  The Fund has authority to issue preferred stock and to borrow to finance investments.  Each of these is a form of “leverage” that entails particular risks for holders of Common Stock.  The issuance of preferred stock would affect the amount of income available for distribution on the Fund’s Common Stock as well as the net asset value of the Common Stock and the voting rights of holders of Common Stock.  Leverage would exaggerate the effects of both currency fluctuations and of market downturns or upturns on the net asset value and market value of the Fund’s Common Stock, as well as on distributions to holders of Common Stock.  Leverage can also increase the volatility of the Fund’s net asset value, and expenses related to leverage can reduce the Fund’s income.  In the case of leverage, if Fund assets decline in value so that legal asset coverage requirements for any preferred stock or borrowings would not be met, the Fund may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/ or force it to sell portfolio securities at an inopportune time.  Holders of preferred stock have the right to elect two directors, and such holders, as well as Fund creditors, have the right under certain circumstances to elect a majority of the Fund’s directors.

•      Unlisted Securities.  The Fund may invest up to 10% of its total assets in unlisted equity securities.  Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities at a desirable price.  Unlisted securities are not subject to the disclosure and other investor protection requirements of Australian law applicable to listed securities.

•      Securities Lending.  With respect to loans of its portfolio securities, the Fund is exposed to risks of loss in the event of default or bankruptcy of the borrower, and in the event that the return on the loan, or on invested collateral, will be less than the related costs.

•      Options.  Options strategies may not be successful if the Investment Adviser’s expectations about market trends are not fulfilled.  These strategies can also increase portfolio turnover and involve costs to the Fund.

•      Repurchase Agreements.  These transactions involve risks in the event of counterparty default or insolvency.

Investment Manager and Investment Adviser

The Fund’s Investment Manager is Aberdeen Asset Management Asia Limited, a Singapore corporation located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  The Investment Manager serves as investment manager to both equity and fixed income investment portfolios for a range of clients.  The Investment

Manager, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions.

The Fund’s Investment Adviser is Aberdeen Asset Management Limited, an Australian corporation affiliated with the Investment Manager.  The Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia.  The Investment Adviser’s principal business focus is to provide investment management services with regard to equity and fixed income investments in Australian securities.  The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and provides or obtains such research and statistical data as may be necessary in connection therewith.

The Investment Adviser is a wholly-owned subsidiary of the Investment Manager.  The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), a Scots company, that is the parent company of an asset management group (the “Aberdeen Group”) managing approximately $[        ] billion of assets as of [                 ], 2009 for both institutions and private individuals from offices around the world.  See “Management of the Fund—The Investment Manager and the Investment Adviser.”

The Fund pays a fee to the Investment Manager computed at the annual rate of 1.10% of the Fund’s average weekly Managed Assets (defined as net assets plus the amount of any borrowings for investment purposes) up to $50 million, 0.90% of such assets between $50 million and $100 million, and 0.70% of such assets in excess of $100 million, computed as of the end of each week and payable at the end of each calendar month.

The Investment Manager pays the fees of the Investment Adviser.  These fees are computed at the annual rate of 0.30% of the Fund’s average weekly Managed Assets (defined as net assets plus the amount of any borrowings for investment purposes) up to $50 million, 0.25% of such assets between $50 million and $100 million, and 0.15% of such assets in excess of $100 million, computed as of the end of each week and payable at the end of each calendar month.

Portfolio Managers

The following persons have day-to-day management of the Fund’s portfolio—Hugh Young, Managing Director of the Investment Manager; Peter Hames, a Director of the Investment Manager; Augustine Mark Daniels, a Director of the Investment Adviser; and Michelle Lopez and Natalie Tam.  See “Management of the Fund—Portfolio Management.”

Administrator

Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, acts as the Fund’s administrator (“Administrator”).  The Administrator is a subsidiary of Aberdeen PLC and an affiliate of the Investment Manager and Investment

Adviser.  The Fund pays a fee to the Administrator at an annual rate equal to 0.04% of the Fund’s average weekly net assets plus the amount of any borrowings for investment purposes.  The Administrator delegates certain of its responsibilities to a sub-administrator, State Street Bank and Trust Company.  See “Management of the Fund—Administrator.”

Custodian and Transfer Agent

State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund’s custodian.  The Bank of New York Mellon Corporation, 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s stock transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Cash Purchase Plan.  See “Management of the Fund—Custodian and Transfer Agent.”

Dividends and Distributions

The Board of Directors has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values.  The current rolling distribution rate is 10%, but this rate may be changed by the Board.  There can be no assurance that the Board will continue a managed distribution policy.  See “Dividends and Distributions.”

Dividend Reinvestment and Cash Purchase Plan

Stockholders may elect to have their distributions automatically reinvested in Fund shares which will be either issued by the Fund or purchased on the open market, depending on the market price per share plus any brokerage commissions, relative to the Fund’s net asset value per share.

Taxation

Withholding and/or other taxes may apply in the countries in which the Fund invests, which will reduce the Fund’s cash return in those countries.  The Fund intends to elect, when eligible, to “pass-through” to the Fund’s stockholders the ability to claim (subject to limitations) a deduction or credit for the amount of foreign income and similar taxes paid by the Fund.  Tax considerations for an investor in the Fund are summarized under “Taxation.” See also “Risks and Special Considerations.”

FUND EXPENSES

Stockholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)(1)	[ ]	%
Dividend Reinvestment and Cash Purchase Plan Fees	0%
Annual Operating Expenses (As a Percentage of Average Net Assets Attributable to the Fund’s Common Stock)
Management Fee(2)	0.85%
Other Expenses(3)(4)	[0. ]	%
Total Annual Operating Expenses	[1. ]	%

(1)	Of this amount, 1.0% of the offering price will be paid by the Investment Manager.

(2)	See “Management of the Fund—The Investment Manager and the Investment Adviser” for additional information.

(3)	“Other Expenses” have been estimated for the current fiscal year.

(4)	Includes an administration fee of 0.08% of average net assets attributable to the Fund’s Common Stock. See “Management of the Fund - Administrator” for additional information.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year		Three Years		Five Years		Ten Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

The above tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.  This “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown.  The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Stock.  For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund” and “Expenses.”

This Example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance.  Information is shown for the Fund’s last ten fiscal years.  Certain information reflects financial results for a single Fund share.  The following information has been audited by KPMG LLP, independent registered public accounting firm for the Fund, for the fiscal year ended October 31, 2009, and by another independent registered public accounting firm for the fiscal years prior to the fiscal year ended October 31, 2009, each of whose reports thereon were unqualified.  The report of KPMG LLP, together with the financial statements of the Fund, are included in the Fund’s October 31, 2009 Annual Report, and are included in the SAI, which is available upon request.

	Year Ended October 31,
	2009	2008	2007	2006	2005
Per share operating performance(1):
Net asset value, beginning of year	$8.37	$18.53	$13.25	$11.75	$10.64
Net investment income	0.29	0.51	0.39	0.41	.37
Net realized and unrealized gains/(losses) on investments and foreign currencies	3.34	(8.83)	6.47	2.47	1.79
Total from investment operations	3.63	(8.32)	6.86	2.88	2.16
Distributions from:
Net investment income	(0.31)	(0.24)	(0.53)	(0.48)	(.51)
Long-term capital gains	—	(0.84)	(0.98)	(0.90)	(.54)
Tax return of capital	(0.73)	(0.76)	—	—	—
Total distributions	(1.04)	(1.84)	(1.51)	(1.38)	(1.05)
Payment by shareholder of short-swing profit	—	—	—	— (3)	—
Capital reduction with respect to issuance of Fund shares	—	—	—	—	—
Increase resulting from Fund share repurchase	—	—	(0.07)	—	—
Net asset value, end of year	$10.96	$8.37	$18.53	$13.25	$11.75
Market price per share, end of year	$11.40	$8.60	$18.25	$14.00	$12.99
Total investment return based on(2):
Market value	50.76%	(45.57)%	43.46%	20.09%	38.98%
Net asset value	48.92%	(47.83)%	53.91%	25.66%	21.11%
Ratio to average net assets/supplemental data:
Net assets, end of year (000 omitted)	$210,866	$160,886	$354,970	$223,588	$197,421
Average net assets (000 omitted)	$163,795	$282,702	$283,749	$209,507	$194,946
Net expense	1.73%	1.26%	1.44%	1.45%	1.48%
Expenses without reimbursement expenses	1.73%	1.26%	1.51%	1.55%	1.48%
Net investment income	3.41%	3.46%	2.56%	3.31%	3.21%
Portfolio turnover	16%	22%	30%	16%	28%

(1)	Based on average shares outstanding.

(2)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(3)	Amount is less than $0.005 per share.

NOTE:

Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund’s shares.

	Year Ended October 31,
	2004	2003	2002	2001	2000
Per share operating performance(1):
Net asset value, beginning of year	$9.38	$6.84	$5.97	$6.86	$8.78
Net investment income	.28	.12	.15	12.14
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.76	2.58	.93	(.33)	(1.25)
Total from investment operations	2.04	2.70	1.08	(.21)	(1.11)
Distributions from:
Net investment income	(.30)	(.10)	(.15)	—	(.12)
Long-term capital gains	(.36)	(.07)	(.07)	—	(.69)
Tax return of capital	(.12)	—	—	(.68)	—
Total distributions	(.78)	(.17)	(.22)	(.68)	(.81)
Payment by shareholder of short-swing profit	—	—	—	—	—
Capital reduction with respect to issuance of Fund shares	—	—	—	—	—
Increase resulting from Fund share repurchase	—	.01	.01	— (3)	—
Net asset value, end of year	$10.64	$9.38	$6.84	$5.97	$6.86
Market price per share, end of year	$10.25	$8.40	$5.73	$5.29	$5.875
Total investment return based on(2):
Market value	32.53%	50.40%	12.55%	1.06%	(17.31)%
Net asset value	23.19%	40.69%	19.04%	(2.32)%	(12.02)%
Ratio to average net assets/supplemental data:
Net assets, end of year (000 omitted)	$178,551	$157,419	$115,490	$102,361	$117,941
Average net assets (000 omitted)	$166,284	$128,662	$114,213	$115,051	$143,801
Net expense	1.75%	2.25%	1.76%	1.80%	1.66%
Expenses without reimbursement expenses	1.75%	2.55%	1.76%	1.80%	1.66%
Net investment income	2.85%	1.66%	2.33%	1.77%	1.66%
Portfolio turnover	23%	32%	56%	50%	120%

(1)	Based on average shares outstanding.

(2)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(3)	Less than $0.005 per share.

NOTE:

Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund’s shares.

THE OFFERING

The Fund is offering [         ] shares of its Common Stock, par value $.01 per share, excluding [            ] shares of Common Stock issuable pursuant to the over-allotment option granted to the underwriters.  Following the offering, [             ] shares of the Fund’s Common Stock will be outstanding, excluding [          ] shares of Common Stock issuable pursuant to the over-allotment option granted to the underwriters.

USE OF PROCEEDS

The net proceeds of this offering of Common Stock will be approximately $[          ] ($[           ] if the underwriters exercise the over-allotment option in full) after the Fund pays all underwriting discounts and commissions and estimated offering costs.  The sales load of $[        ] per common share is equal to [  ]% of the initial offering price, of which $[       ] per common share will be paid by the Investment Manager.

The Fund anticipates that it will be able to invest substantially all of the net proceeds of this offering in accordance with its investment objectives and policies within approximately 60 days after completion of this offering.  Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

DESCRIPTION OF COMMON STOCK

The Fund, which was incorporated under the laws of the State of Maryland on September 30, 1985, is authorized to issue 50,000,000 shares.  In April 2006, the Board of Directors approved the reclassification of 10,000,000 of the Fund’s authorized but unissued shares of preferred stock, $.01 par value per share, as 10,000,000 shares of the Fund’s Common Stock, $.01 par value per share.  There are currently authorized 30,000,000 shares of Common Stock, $.01 par value per share, and 20,000,000 shares of preferred stock, $.01 par value per share.  As of the date of this Prospectus, the Fund has not issued any shares of preferred stock and the Board of Directors has no present intention to issue shares of preferred stock.  All references to “stock” or “shares” herein refer to Common Stock, unless otherwise indicated.  Each share of Common Stock has equal voting, dividend, distribution and liquidation rights.  The shares of Common Stock outstanding are, and, when issued, the Shares offered by this Prospectus will be, fully paid and non-assessable.  Shares of Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.  The number of shares of Common Stock outstanding as of December 15, 2009 was 19,235,840.

The Fund’s outstanding shares are, and, when issued, the Shares offered by this Prospectus will be, publicly held and listed and traded on the Amex.  The Fund determines its net asset value on a daily basis.  The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the Amex per share of Common Stock, and the net asset value per share and the premium to or discount from net asset value, on the date of each of the high and low market prices.  The table also sets forth the number of shares of Common Stock traded on the Amex during the respective quarters.

	NAV per Share on Date of Market Price High and Low(1)		Amex Market Price Per Share(2)		Premium/(Discount) on Date of Market Price High and Low(3)		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume(4)
January 31, 2008	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
April 30, 2008	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
July 31, 2008	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
October 31, 2008	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
January 31, 2009	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
April 30, 2009	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
July 31, 2009	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
October 31, 2009	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

(1)           Based on the Fund’s computations.

(2)           Source:  The NYSE Amex Equities.

(3)           Based on the Fund’s computations.

(4)           Source:  Bloomberg.

On December 15, 2009, the per share net asset value of the Fund’s Common Stock was $11.42 per share and the per share market price was $12.47, representing a 9.19% premium over such net asset value.

The Fund’s shares have traded in the market below, at and above net asset value since the commencement of the Fund’s operations.  However, it has frequently been the case that the Fund’s shares have traded at a discount from net asset value.  The Fund cannot determine the reasons why the Fund’s shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount.  Shares of closed-end investment companies frequently trade at a discount from net asset value.

Stock Repurchase Program.  On March 1, 2001, the Fund’s Board of Directors approved a stock repurchase program, which permits the Fund to repurchase up to 10% of its outstanding shares of Common Stock on the open market during any 12-month period, if and when the discount from net asset value is at least 10%.  All purchases must be made in compliance with applicable legal requirements and such requirements may prevent the Fund from making such repurchases during the offering described in this Prospectus.

When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected.  Any acquisition of shares by the Fund will decrease the total assets of the Fund and therefore may increase the Fund’s expense ratio.  Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings will reduce the Fund’s net investment income.  (The Fund’s fundamental investment restrictions permit it to borrow to the extent permitted, or not prohibited, by the 1940 Act, and related rules and regulatory interpretations.) If the Fund must liquidate a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover and making it more difficult for the Fund to achieve its investment objective.  Since inception of the stock repurchase program, the Fund has repurchased 435,000 shares of Common Stock, for a total consideration of $2,567,294, with a cumulative effect of increasing the Fund’s per share net asset value by 3.11 cents.  There have not been any repurchases of shares under this program since December 2008.

The following information regarding the Fund’s authorized shares is as of October 31, 2009.

Title of Class	Amount Authorized	Amount Held by Fund for its own Account		Amount Outstanding Exclusive of Amount held by Fund
Common Stock	30,000,000	[0	]	[ ]
Preferred Stock	20,000,000	[0	]	[ ]

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Fund is designed for investors seeking experienced professional management of a portfolio of Australian securities.  An investment in the Fund may not be appropriate for all investors and should not be considered to be a complete investment program.  An investment in the Fund involves risks that you should consider before purchasing Shares.  See “Risks and Special Considerations.”

INVESTMENT OBJECTIVES

The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the ASX.  Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.  There can be no assurance the Fund will achieve its investment objectives.  The Fund’s investment objectives and each of the percentage limitations on investments set forth below in “Investment Policies,” unless otherwise indicated, are fundamental policies that may not be changed without the approval of a majority of the Fund’s outstanding voting securities.  Under the 1940 Act, a majority of the Fund’s outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.  In the event that the Fund issues preferred shares, changes in fundamental policies would also require approval by a majority of the outstanding preferred shares, voting as a separate class.

INVESTMENT POLICIES

The Board of Directors has adopted a policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited.  For these purposes, “Australian companies” means companies that are tied economically to Australia.  The following criteria will be considered in determining if a company is “tied economically” to Australia:  whether the company (i) is a constituent of the S&P ASX 200 Accumulation Index (“S&P/ASX 200”); (ii) has its headquarters located in Australia; (iii) pays dividends on its stock in Australian dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; or (viii) is incorporated in Australia.  This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to stockholders.  However, it is a fundamental policy of the Fund to normally invest at least 65% of its total assets in equity securities, consisting of common stock, preferred stock and convertible preferred stock, listed on the ASX.  The Fund’s equity investments are generally limited to securities of companies that are listed on the ASX.  These investments may include securities of New Zealand issuers that are listed on the ASX.  However, up to 10% of the value of the Fund’s total assets (at the time of purchase) may be invested in unlisted equity securities.

The Fund may also invest in debt securities, consisting of notes and debentures of Australian companies, bills and bonds of the Federal and State governments of Australia and U.S. Government securities.  During periods when, in the Investment Manager’s judgment, changes in the Australian market or other economic conditions warrant a defensive economic policy, the Fund may temporarily reduce its position in equity securities and increase its position in debt securities or in money market instruments having a maturity of not more than six months and consisting of Australian bank time deposits; bills and acceptances; Australian Federal Treasury bills; Australian corporate notes; and U.S. Treasury bills.  The Fund may also invest in such money market instruments in order to meet dividend and expense obligations.

The Fund invests its assets in a broad spectrum of Australian and New Zealand industries, including metals and minerals, other natural resources, construction, electronics, food, appliances and household goods, transport, tourism, the media and financial institutions.  In selecting industries and companies for equity investment, the Investment Manager may, among other factors, consider overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, management and government regulation.

The Fund’s investments in Australian debt securities and Australian money market instruments are limited to obligations of Australian Federal and State governments, governmental agencies and authorities, listed corporate issuers and banks considered to be creditworthy by the Investment Manager.

In 1999, the Fund received a no-action assurance letter from the SEC staff to permit the Fund to concentrate its portfolio investments under certain circumstances.  The Fund will not invest in a security if, after the investment, more than 25% of its total assets would be invested in any one industry or group of industries, provided that the Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200.  The no-action letter issued by the SEC staff referred to industry sectors of the Australian All Ordinaries Index, then the Fund’s performance benchmark.  The Fund’s performance benchmark was subsequently changed to the S&P/ASX 200, as reported to stockholders in the Fund’s semi-annual report for the period ended April 30, 2000.  The S&P/ASX 200 comprises the top 200 companies listed on the ASX by market capitalization, and was introduced by the ASX in April 2000.  The S&P/ASX 200 most closely represents the universe of stocks that are held by the Fund.  Standard & Poor’s subsequently discontinued the use of the ASX classification system for the S&P/ASX 200 and replaced such classification system with the Global Industry Classification Standard (“GICS”).  The GICS classification tier of 23 Industry Groupings, which the Fund currently uses for its concentration policy, is the classification most comparable to the 24 ASX sectors formerly used by both the Australian All Ordinaries Index and the S&P/ASX 200.

The Fund does not trade in securities for short-term gain.  The Fund’s annual portfolio turnover rate for its fiscal year ended October 31, 2009 was 16%.  The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase by the Fund of one year or less.

Options Strategies

The Fund may seek to protect the value of certain of the common stocks in its portfolio against decline by purchasing put options on such stocks.  The Fund may also purchase call options on common stock in anticipation of price increases.  In addition, the Fund may seek to protect the value of such stocks by selling covered call options on common stock held in its portfolio.  A call option is covered if the Fund owns the stock subject to the option or holds a call option on the same stock with an exercise price equal to or less than the exercise price of the call sold.  All options purchased will be listed on the ASX.

In order to terminate its rights and obligations on options, the Fund may sell or buy an option in a closing transaction.  If an option is not exercised or sold, it will become worthless at its expiration date.  The aggregate premiums paid for all options held by the Fund will not exceed 10% of the value of its total assets at the time of the purchase and the Fund will not write any call options if as a result it then would have more than 50% of its total assets subject to purchase upon exercise of calls.  See “Risks and Special Considerations” for risks of engaging in options strategies.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers when it deems it advisable.  A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest).  The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.  Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase.  See also “Risks and Special Considerations.”

Loans of Portfolio Securities

The Fund’s investment policies permit the Fund to enter into securities lending agreements.  Under such agreements, the Fund may lend to borrowers (primarily banks and broker-dealers) portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets when it deems advisable.  Any such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities, irrevocable bank letters of credit or other high quality debt securities) in an amount at least equal, on a daily marked-to-market basis, to the current market value of the securities loaned.  Cash collateral will be invested by the lending agent in short-term instruments, money market mutual funds or other collective investment funds, and income from these investments will be allocated among the Fund, the borrower and the lending agent.  The Fund may terminate a loan after such notice period as is provided for the particular loan.  The Fund will receive from the borrower amounts equivalent to any cash payments of interest, dividends and other distributions with respect to the loaned securities, although the tax treatment of such payments may differ from the treatment of distributions paid directly by the issuer to the Fund.  The Fund also has the option to require non-cash distributions on the loaned securities to be credited to its account.  The terms of the Fund’s lending arrangement includes provisions to permit the Fund to vote the loaned securities.  See also “Risks and Special Considerations.”

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class.  If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Fund may not:

(1)           Purchase securities on margin, except such short-term credits as may be necessary for the clearance of securities.

(2)           Make short sales of securities or maintain a short position.

(3)           (a) Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by its investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred stock, if permitted by its Articles; or (b) borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, as amended, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4)           Buy or sell commodities, commodity contracts, real estate or interests in real estate, except that the Fund may buy and sell shares of real estate unit investment trusts which are listed on the ASX and which hold interests in real estate.

(5)           Make loans (except that the Fund may purchase debt securities whether or not publicly traded or privately placed or may enter into repurchase and securities lending agreements consistent with the Fund’s investment policies).

(6)           Make investments for the purpose of exercising control or management.

(7)           Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund’s investment portfolio).

(8)           Invest more than 25% of its assets in a particular industry or group of industries, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ ASX 200 Accumulation Index.

RISKS AND SPECIAL CONSIDERATIONS

An investment in the Fund involves certain risks and considerations, including risks and considerations not typically associated with funds that invest only in U.S. securities.  These risks and considerations are described below.

Risks From the Offer of Shares.  The Fund’s offer of the Shares, which when issued would total approximately [      ]% of the Fund’s outstanding shares, may exert downward pressure on the market price for the Fund’s shares to the extent not offset by demand for Fund shares.  Any such pressure would continue at least until all the Shares are sold.  Additionally, an offering of shares at less than market price may adversely impact the market price per share and any premium at which the shares are then trading. Neither the extent of any dampening effect, or the extent of offsetting demand, on share price or the length of time either would continue can be predicted.

Currency Exchange Rate Fluctuations.  Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by foreign governments.  The Fund will normally hold almost all its assets in Australian dollar denominated securities, although some assets may be denominated in New Zealand dollars.  Accordingly, a change in the value of the Australian dollar or New Zealand dollar against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets.  Such a change may thus decrease the Fund’s net asset value.

In addition, although most of the Fund’s income will be received or realized primarily in Australian dollars, the Fund will be required to compute and distribute its income in U.S. dollars.  Therefore, for example, if the exchange rate for the Australian dollar declines after the Fund’s income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of Australian dollars required to be converted into U.S. dollars in order to pay those expenses will be greater than the Australian dollar equivalent of those expenses at the time they were incurred.  Similar effects may result from the Fund’s investments that are New Zealand dollar denominated.

Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution.  For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to stockholders for U.S. federal income tax purposes, thus reducing stockholders’ cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.

Equity Risk.  The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions.  Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

Foreign Securities Risk.  Investments in foreign securities that are traded on foreign markets, including Australian and New Zealand securities, are subject to risks of loss that are different from the risks of investing in U.S. securities.  These include the possibility of losses due to currency fluctuations (see “Currency Exchange Rate Fluctuations”), or to adverse political, economic or diplomatic developments in Australia and New Zealand, including possible increases in taxes.  Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulation in the United States.  The Australian securities market for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets.  In addition, the cost to the Fund of buying, selling and holding securities in the Australian market may be higher than in the United States.  Any higher expenses of non-U.S. investing may reduce the amount the Fund can earn on its investments and typically results in a higher operating expense ratio than for investment companies that invest only in the United States.  Regulatory oversight of the Australian securities market may differ from that of U.S. markets.  There also may be difficulty in invoking legal protections across borders.

Foreign Custody.  The Fund’s custodian generally holds the Fund’s non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories — generally in Australia.  (See “Management of the Fund—Custodian and Transfer Agent.”) Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S.  Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund’s ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

Net Asset Value Discount.  Shares of closed-end investment companies frequently trade at a discount from net asset value.  This characteristic is a risk separate and distinct from the risk that net asset value will decrease.  The Fund’s shares have frequently traded in the market below net asset value since the commencement of the Fund’s operations.  However, in the 12-month period ended October 31, 2009, the Fund’s shares have traded in the market at an average premium over net asset value of 0.597%.  The Fund cannot predict whether its shares in the future will trade at, below or above net asset value.  This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time.  For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Distribution Rate.  The Fund has a managed distribution policy under which quarterly distributions, at a rate determined annually by the Board of Directors, are paid from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.  See “Dividends and Distributions - Managed Distribution Policy.” There can be no assurance that the distribution rate set at any time, or the policy itself, will be maintained.  To the extent total distributions for a year exceed the Fund’s net investment income, the difference will be deemed for income tax purposes to have been distributed from realized capital gains and/or will be treated as return of capital, as applicable.  The Fund’s managed distribution policy may, in certain situations, cause the Fund to make taxable distributions to stockholders in excess of the minimum amounts of such taxable distributions required to avoid liability for federal income and excise taxes.  Such excess taxable distributions may, in such situations, cause stockholders to be liable for taxes for which they would not otherwise be liable if the Fund only paid that amount required to avoid liability for federal income and excise taxes.  The Fund’s income distributions and its capital and currency gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States.  These differences are primarily due to differing treatments for foreign currencies.

If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the stockholders’ principal investment.  Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Non-Diversified Status.  The Fund is classified as a “non-diversified” management investment company under the 1940 Act.  This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer.  As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities.  Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a “diversified” management investment company under the 1940 Act.

Stock Repurchase Risk.  Any acquisition by the Fund of its shares, pursuant to its stock repurchase program, will decrease the total assets of the Fund and therefore may increase the Fund’s expense ratio.  Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings would reduce the Fund’s net investment income.  If the Fund liquidates a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.  There are also tax implications for both tendering and non-tendering stockholders in the event the Fund offers to repurchase its shares.  See “Taxation.”

Tax Considerations.  The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code.  If it so qualifies, it generally will be relieved of U.S. federal income tax on its investment company taxable income and net capital gains, if any, which it distributes to stockholders in accordance with requirements under the Code. In order to continue to meet the requirements of the Code applicable to regulated investment companies and to minimize its U.S. federal income tax liability, it is the Fund’s policy to distribute substantially all of its net income and capital gains, if any, to stockholders.  To the extent that the Fund has earnings available for distribution, its distributions in the hands of stockholders may be treated as ordinary dividend income, although certain distributions may be designated by the Fund as capital gain distributions, which would be treated as long-term capital gain, or qualified dividend income, which may be eligible for long-term capital gain tax rates if certain holding period rules apply.  Dividends and capital gains distributions paid by the Fund are not expected to qualify for the corporate dividends-received deduction.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to the stockholder who holds his shares as capital assets.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. stockholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the stockholders as having paid those taxes for U.S. federal income tax purposes.  No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible.  If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of stockholders.  Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund equal to their share of the foreign taxes paid by the Fund subject to U.S. withholding tax.  Investors should review carefully the information discussed under the heading “Taxation” and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

Anti-Takeover Provisions.  The Fund presently has provisions in its bylaws that may limit the ability of other entities or persons to acquire control of the Fund.  The bylaws provide for a staggered election of the Fund’s Directors, who are divided into three classes, each having a term of three years and until their successors are elected and qualify.  Thus, only Directors in a single class may be changed in any one year and it would require two years to change a majority of the Board of Directors.  This system of electing Directors may be regarded as “anti-takeover” because it makes it more difficult for Fund stockholders to change a majority of the Fund’s Directors and, thus, has the effect of maintaining continuity of management.  Other bylaw provisions that may be regarded as “anti-takeover:” (a) provide specific requirements for stockholder-requested special meetings; (b) require that stockholders who wish to propose a nominee for Director or have stockholders vote on other proposals satisfy certain advance notice and information requirements; (c) disclose that the Fund has elected, under limited circumstances, to be subject to the Maryland Control Share Acquisition Act (“MCSAA”), which sets restrictions on the voting rights of holders of MCSAA “control shares” of the Fund acquired in a MCSAA “control share acquisition;” (d) establish Director qualifications; (e) establish supermajority Board vote requirements for certain actions, including mergers, dissolution, election of officers, officer and Director compensation, and the amendment of the Director term and qualification requirements and the director quorum and voting requirements; (f) establish restrictive approval requirements for an investment advisory agreement, a sub-advisory agreement or a management agreement between the Fund and an affiliate of a disinterested director then serving on the Board or who served on the Board in the two years prior to approval of such agreement; and (g) subject to such conditions as provided in the bylaws, reserve to the Board the power to adopt, alter, or repeal the bylaws or any provision of the bylaws.

Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers.  These provisions:  (a) require a two-thirds vote of the stockholders to remove Directors; (b) provide that the number of Directors may be fixed only by the Board; (c) provide that certain vacancies on the Board of Directors may be filled only by the vote of the remaining Directors and those vacancies shall be filled until the end of the term of the directorship in which the vacancy occurs; and (d) require that a stockholder-requested special meeting be called only on the request of the holders of a majority of the outstanding shares.

The foregoing provisions may be regarded as “anti-takeover” provisions and may have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices.  See “Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws.”

Concentration.  The Fund’s investment policies permit it to invest up to 35% of its total assets in the securities of a single industry group, provided that, at the time of investment, that group represents 20% or more of the S&P/ASX 200.  At any time the Fund has such a concentration of investments in a single industry group, it will be particularly vulnerable to adverse economic, political and other factors that affect that industry group.  An industry sector can include more than one industry group.  As of October 31, 2009, 30.3% of the Fund’s net assets were invested in the financials sector of the Standard & Poor’s Global Industry Classification Sectors, making the Fund particularly vulnerable to developments that negatively affect that sector.  Concentration in the financials sector may make the Fund vulnerable to risks of regulation, consolidation, financial innovation and technological progress.  Also, the fact that the Fund invests primarily in Australian securities makes it particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar.

Securities Lending Risk.  In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent.  The Fund also bears the risk of loss on the investment of cash collateral.  There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund.  There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Repurchase Agreement Risk.  Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund’s ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

Unlisted Securities Risk.  The Fund may invest up to 10% of the value of its total assets (at the time of purchase) in unlisted equity securities.  Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities timely and at a desirable price.  If not listed, such securities could nonetheless be resold in privately negotiated transactions, although the price may be lower and the time to dispose of the security may take considerably longer than for listed securities and the sale price may be lower than the price paid by the Fund.  Unlisted securities are not subject to the disclosure and other investor protection requirements of Australian law applicable to listed securities.

Risks of Options.  The options market in Australia may be more volatile and less liquid than options markets in the U.S.  Currently, on the ASX, options are traded on securities of only a limited number of companies.  The extent to which options strategies may reduce the inherent risks in equity investment will depend on the Investment Adviser’s ability to predict price movements in underlying stocks, as to which there can be no assurance.  In addition, the Fund’s ability to engage in options transactions will be limited by certain requirements that the Fund must satisfy in order to qualify as a regulated investment company under the Code.  See “Taxation.” The Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.

Risks of Issuance of Preferred Shares.  The Fund has authority to issue preferred shares.  The Board has not yet exercised this authority and has no current intention of exercising this authority.  The following is a description of the risks involved if the Fund were to issue preferred shares.

Leverage.  The issuance of preferred shares would create leverage that would affect the amount of income available for distribution on the Fund’s shares of Common Stock as well as the net asset value of the shares of Common Stock.  It is expected that the initial dividend rate or rates that would be paid on any class or series of preferred shares would be determined at the time of issuance and would depend on various factors, including market conditions prevailing at the time.  If the investment performance of the capital represented by the preferred shares fails to cover the dividends payable thereon, the total return on the Fund’s Common Stock would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case.  Negative performance of the invested capital would also reduce the Fund’s net asset value.  The requirement to pay dividends on the preferred stock in full before any dividends may be paid on the Common Stock means that dividends on the Common Stock from earnings may be reduced or eliminated.

Voting Rights.  Voting rights in the Fund are non-cumulative.  The voting rights of the holders of the current outstanding Common Stock would be limited by the issuance of any preferred shares because the holders of any preferred shares would have the following class voting rights.  Pursuant to current applicable law, holders of preferred shares, voting as a separate class, would be entitled to elect two of the Fund’s Directors (the remaining Directors would be elected by holders of the Fund’s Common Stock.) Additionally, if dividends on preferred shares were unpaid in an amount equal to two years’ dividends, holders of such preferred shares, voting as a separate class and subject to any prior rights of any other outstanding class of senior securities, would be entitled to elect a majority of the Fund’s Directors and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for.  Approval by the holders of a majority of the outstanding preferred shares, voting as a separate class, would also be required for a plan of reorganization that would adversely affect their shares, for changes in fundamental investment restrictions, for a change to an open-end classification, or for a proposal for the Fund to cease to be an investment company.

Asset Coverage.  The Fund would be required to have asset coverage with respect to its preferred stock of at least 200 per cent immediately after the issuance of the preferred stock.  The Fund would not be permitted to pay any dividend (except a dividend paid in Common Stock) or distribution, or to purchase its Common Stock, unless the asset coverage test is met at the time of declaring the dividend or distribution, or purchasing the stock, after deducting the amount of the dividend, distribution or stock purchase price, as applicable.

Other Considerations.  The class or other voting rights of the preferred shares and the representation of the preferred shares on the Board of Directors could make it more difficult for the Fund to engage in certain types of transactions that might be proposed by the Board of Directors and/or holders of Common Stock, such as a change in a fundamental investment policy, a merger, sale of assets, exchange of securities, liquidation of the Fund or conversion to an open-end fund.  Holders of preferred shares might have interests that differ from holders of Common Stock, and there can be no assurance that holders of preferred shares would vote to approve transactions approved by holders of the Common Stock.  The flexibility to issue preferred shares as well as Common Stock could enhance the Board of Directors’ ability to negotiate on behalf of the stockholders in a takeover, but might also render more difficult, or discourage, a merger, tender offer or proxy contest, the assumption of control by the holder of a large block of the Fund’s securities or the removal of incumbent management.  The issuance of preferred shares would involve costs (underwriting commissions, offering expenses, rating agency expenses, legal fees, etc.) that would be borne by the holders of Common Stock.  See also “Risks of Borrowing and Leverage to Holders of Common Stock,” below.

Risks of Borrowing and Leverage to Holders of Common Stock.  The Fund’s fundamental investment policies permit it to borrow to the extent permitted, or not prohibited, by the 1940 Act and related rules and regulatory interpretations.  The Board has not yet exercised this authority and has no current intention of exercising this authority.  Borrowing is a form of leverage, as is the issuance of preferred stock.  Certain risks of leverage are discussed under “Risks of Issuance of Preferred Shares” above.  Borrowing, either by the issuance of debt obligations or through loans from banks or private sources, would involve interest and other costs to the Fund.  If the return to the Fund from investments made with proceeds of a borrowing does not exceed the interest and costs of the borrowing, such costs could reduce the return to the holders of Common Stock.  Moreover, leveraging would generally exaggerate the positive and negative effects of market, interest rate and currency fluctuations on the net asset value and market value of the Fund’s Common Stock, as well as on distributions to common stockholders.  By increasing the Fund’s invested assets, and thus its market exposure, leveraging would increase the volatility of both the net asset value and, consequently, the market value of the Fund’s Common Stock.  Any decline in the value of the Fund’s investments would be borne entirely by the holders of its Common Stock.  Thus, although leveraging may enhance benefits to holders of Common Stock in a rising market environment, a market downturn can be particularly disadvantageous to holders of Common Stock of a leveraged fund.  Because the Fund invests primarily in securities that are not U.S. dollar-denominated and because it pays dividends and other distributions in U.S.

dollars, any leveraging or the issuance of debt securities that also pay interest in U.S. dollars would exaggerate the effects of currency fluctuations on the prices of, and distributions on, the Fund’s Common Stock.  Moreover, a decline in the value of the Fund’s assets, and thus its asset coverage for any senior securities, could prevent the Fund from paying dividends or distributions on its Common Stock, which could, in turn, jeopardize the Fund’s qualification as a regulated investment company under the Code and/or subject the Fund to income and excise taxes and/or force the Fund to sell portfolio securities at a time or price that is not favorable.

Borrowings by the Fund generally require asset coverage of 300 per cent.  The Fund would be prohibited from declaring a dividend (other than a dividend payable in stock of the Fund) or distribution on any class of its stock, and from purchasing Fund stock, unless this asset coverage requirement is met at the time such dividend or distribution is declared, or stock is purchased, after deducting the amount of such dividend, distribution or stock purchase price, as applicable.  However, the Fund would be permitted to pay dividends on any preferred stock if, at the time of declaring the dividend, the Fund has asset coverage of at least 200% for its borrowings, after deducting the amount of the dividend.  Holders of senior securities representing indebtedness would have the right to elect a majority of the Fund’s directors if the Fund failed to have asset coverage for its debt of at least 100 per cent on the last business day of each of twelve consecutive calendar months.  This right would continue until such asset coverage was 110 per cent or more on the last business day of each of three consecutive calendar months.  An event of default would be deemed to have occurred if the Fund failed to have asset coverage for its debt of at least 100 per cent for 24 consecutive months.

MANAGEMENT OF THE FUND

The Board of Directors

The Board of Directors directs the management of the business and affairs of the Fund, including general supervision of the duties performed by the Investment Manager, the Investment Adviser and other service providers.

The Investment Manager and the Investment Adviser

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund (“AAMAL” or the “Investment Manager”) and Aberdeen Asset Management Limited serves as investment adviser to the Fund (“AAML” or the “Investment Adviser”) pursuant to a management agreement dated as of March 8, 2004 (the “Management Agreement”) and an investment advisory agreement dated as of March 8, 2004 (the “Advisory Agreement”), respectively.

The Investment Manager is a Singapore corporation incorporated in 1991.  The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  The Investment Manager serves as investment manager to both equity and fixed income investment portfolios for a range of clients, including the Fund and three other U.S. registered closed-end funds.  The Investment Manager, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions.

The Investment Adviser is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager.  The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia.  The Investment Adviser’s principal business focus is to provide investment management services with regard to equity and fixed income investments in Australian securities.  The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and provides or obtains such research and statistical data as may be necessary in connection therewith.

The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), a Scots company.  The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG.  Aberdeen PLC is the parent company of an asset management group managing

approximately $[        ] billion of assets as of [                 ], 2009 for both institutions and private individuals from offices around the world.

The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 1.10% of the Fund’s average weekly Managed Assets up to $50 million; 0.90% of Managed Assets between $50 million and $100 million; and 0.70% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month.  Managed Assets are defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

Under the Advisory Agreement, the Investment Manager pays the Investment Adviser a fee computed at the annual rate of 0.30% of the Fund’s average weekly Managed Assets up to $50 million:  0.25% of Managed Assets between $50 million and $100 million; and 0.15% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month.  Managed Assets are defined in the Advisory Agreement as net assets plus the amount of any borrowings for investment purposes.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid to the Investment Manager management fees of $1,446,566, $2,278,916 and $2,286,243, respectively.  The Investment Manager informed the Fund that, during the same periods, the Investment Manager paid advisory fees of $369,484, $557,873 and $546,796, respectively, to the Investment Adviser.  A discussion regarding the basis for the Board of Directors’ approval of the Management Agreement and the Advisory Agreement appears in the SAI and is available in the Fund’s semi-annual report to stockholders for the six-month period ended April 30, 2009.

In rendering investment advisory services, the Investment Manager and Investment Adviser (the “Advisers”) may use the resources of Aberdeen Asset Managers Limited (“Aberdeen UK”), a United Kingdom corporation which is a wholly-owned investment adviser subsidiary of Aberdeen PLC.  The Investment Manager and Investment Adviser have entered into a Memorandum of Understanding with Aberdeen UK, pursuant to which investment professionals from Aberdeen UK may render portfolio management, research or trading services to the U.S. clients of the Advisers, including the Fund.

Non-U.S.-Resident Directors and Officers

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Daniels, Gilbert, Malone, Miles, Pittard, Sacks, Sell, Sherman and Young) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States.  None of the Directors or officers has authorized an agent for service of process in the United States.  As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States.

[The Fund has been advised by local counsel in the United Kingdom and Canada, the foreign jurisdictions (other than Australia and Singapore) in which Fund Directors and/or officers reside, that it is uncertain whether the courts of those jurisdictions would adjudge civil liability against Directors and officers resident in those jurisdictions in an original action in such jurisdictions predicated solely on a violation of the federal securities laws of the United States.  However, although there is no arrangement in place between those jurisdictions and the United States for the reciprocal enforcement of judgments, a final and conclusive monetary judgment against the Directors and officers in an original action predicated on such provisions rendered by a court in the United States may be enforceable by action or counterclaim or be recognized by the courts of those jurisdictions as a defense to an action or as conclusive of an issue in that action if it was not obtained by fraud or otherwise than in accordance with the principles of natural justice, the enforcement would not be contrary to public policy and the United States court had jurisdiction in respect of the defendant in the original action.]

The Fund has been advised by local counsel in Australia, a foreign jurisdiction in which certain Fund Directors and/or officers reside, that there is doubt as to the enforceability in such jurisdiction of the civil liability provisions of the federal securities laws of the United States, whether or not the liabilities are based upon judgments of courts in the United States or are pursuant to original actions.

The Fund has been advised by local counsel in Singapore, a foreign jurisdiction in which certain Fund Directors and/or officers reside, that the judgments of U.S. courts based on the civil liability provisions of the U.S. federal or state securities laws may be difficult to enforce in Singapore courts as there is uncertainty whether the courts of Singapore would recognize and enforce judgments of the United States courts.  In addition, there is doubt as to whether Singapore courts will entertain original actions brought in Singapore courts predicated upon the federal securities laws of the United States or the securities laws of any state in the United States, unless the facts surrounding such a violation would constitute or give rise to a cause of action under the laws of Singapore.

Portfolio Management

The following persons have primary responsibility for the day-to-day management of the Fund’s portfolio.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Hugh Young, Global Head of Equity — Hugh is managing director of the Investment Manager, the Aberdeen Group’s regional HQ, and group head of equities as well as a member of the executive committee responsible for the Aberdeen Group’s day-to-day running. He co-founded Singapore-based Aberdeen Asia in 1992, having been recruited in 1985 to manage Asian equities from London. Since then he has built the company into one of the largest managers of such assets globally. Singapore employs over 150 staff, while there are 65 investment managers stationed across the region, with offices also in Australia, China, Hong Kong, Japan, Korea, Malaysia, Taiwan and Thailand over which Hugh is in overall charge. Aberdeen’s regional funds have won many awards for performance over the years, including open end and closed-end funds. Hugh is a regular commentator for the financial media. His early career included spells at Fidelity International and MGM Assurance. Hugh graduated with a BA (Hons) in politics from Exeter University.

Peter Hames, Head of Asian Equities — Peter is the head of Asian equities. Peter has principal responsibility for day-to-day management of all regional portfolios. He has oversight of a team of nine on Asian ex-Japan equities, with a further 14 investment managers who provide local market input, as well as running specialist country portfolios from offices across the region. Peter joined Aberdeen in 1990 as a European investment manager and then transferred to the Asian equity desk, co-founding the Investment Manager’s office in 1992. Previously, Peter worked for the Guinness family as an investment manager specializing in overseas investment. Prior to that, Peter worked for National Westminster Bank. Peter graduated with a BSc (Hons) in Economics and Accounting from Bristol University.

Augustine Mark Daniels, Head of Australian Equities — Mark is head of Australian equities, having transferred in 2005 from Aberdeen Group’s office in London. Mark has spent over 20 years with Aberdeen, much of that as a UK equity manager, in particular of closed end funds. Since moving to Sydney, Mark has helped embed the Group’s highly regarded, bottom-up investment process. Before joining the Aberdeen Group, Mark worked for Cork Gully where he was a supervisor responsible for receiverships and liquidations. Prior to that, Mark worked as an articled clerk at Coopers & Lybrand. Mark graduated with a BA in Economics from University College, Cardiff in the UK.

Michelle Lopez, CFA*, Investment Manager — Michelle is an investment manager on the Australian equities desk. Michelle joined Aberdeen in 2004 upon graduation. Previously, Michelle worked for KPMG — Corporate Finance as an intern. Prior to that, Michelle worked for Watson Wyatt as a quant analyst. Michelle graduated with a BA in Applied Finance and Commerce (Marketing) from Macquarie University, Sydney. Michelle is a CFA Charterholder.

Natalie Tam, CFA*, Investment Manager — Natalie is a investment manager on the Australian equity desk. Natalie joined Aberdeen in 2005 from Deutsche Bank, where she worked as an equity research analyst. She was earlier an intern at Coca Cola Amatil (business development), Rothschild (corporate finance) and Promina Group (management accounting). Natalie graduated with a Bachelor of Commerce from the University of New South Wales where she was awarded a UNSW co-op program scholarship in accounting & finance. She is a CFA charterholder.

*              CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute

Portfolio Management Structure

Mr. Young is head of the Asia-Pacific Division of the Aberdeen Group and has overall responsibility for the Aberdeen Group’s Asia-Pacific offices, including the Sydney office.  Mr. Hames is Head of Asian Equities, including Australia, for the Aberdeen Group.  He has principal responsibility for the day-to-day management of all Asia ex-Japan portfolios.

Mr. Daniels is head of Australian equities of the Aberdeen Group.  He is primarily responsible for: ensuring that the Australian equities investment team adheres to the Australian equities investment strategy; undertaking and supervising equities research and analysis; producing equities reports and recommendations on a range of equities products in the Australian market; portfolio management, including setting portfolio strategies; undertaking or assisting in equities trading; making recommendations regarding corporate actions and takeover analysis; providing advice/input for the management of the Fund and the Investment Adviser’s other Australian equities accounts; assisting in marketing activities for his designated accounts and attending and coordinating investment strategy meetings.

Ms. Lopez and Miss Tam are investment managers that provide company-specific analysis across all industry groups of the S&P/ASX 200, and support the management of the Australian equity portfolios, including open-ended unit trusts, as well as the Fund and an Australian closed-end fund.  Both Ms. Lopez and Miss Tam are an integral part of the Australian equity team and report directly to Mr. Daniels.

Mr. Young is the Managing Director of the Fund’s Investment Manager and head of equities for the Aberdeen Group.  Mr. Hames is a Director of the Fund’s Investment Manager and Head of Asian Equities of the Aberdeen Group.  In their roles, both Mr. Young and Mr. Hames oversee consistency of adherence to the equity process by the Australian equities team.  Mr. Young and Mr. Hames, individually or together, make investment decisions on behalf of the Fund, in conjunction with the members of the Australian equities team.  Mr. Daniels is in charge of the Australian equities team of the Aberdeen Group (including the Investment Adviser) and is responsible, with the assistance of Ms. Lopez and Miss Tam, investment managers, for research and investment decisions in respect of Australian equities holdings.  In relation to the management of the assets of the Fund, the Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities, which are denominated in Australian or New Zealand dollars, to be purchased, retained, or sold by the Fund, and provides or obtains such research and statistical data as may be necessary in connection therewith.

The Australian equities team based in Sydney is closely supported by the substantial Singapore-based equities team who have been investing in Australian equities over many years.  It is integral to the Aberdeen Group’s investment management process that all equities teams investing in the same or similar universe of securities, such as Singapore and Sydney equities desks, work together as a team.  As such, the Singapore-based equities team offers additional technical support and research analysis to the Sydney-based portfolio managers.

Administrator

Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, is the Fund’s administrator (“Administrator”).  Subject to the control, supervision and direction of the Board of Directors, the Administrator is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, the Fund’s service providers; negotiation of the Fund’s service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Fund’s investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund’s books and records; and other administrative services.  The Administrator, a subsidiary of Aberdeen PLC, is an affiliate of the Investment Manager and the Investment Adviser.  The Fund pays a fee to the Administrator at an annual rate equal to 0.04% of the Fund’s average weekly net assets, computed based upon the net asset values applicable to the shares of Common Stock plus the amount of any borrowings for investment purposes.

The Administrator delegates certain of its responsibilities to a sub-administrator, State Street Bank and Trust Company (“State Street”).  Pursuant to a Sub-administration agreement between the Administrator and State Street, effective [                     ], 2010 (“Sub-administration Agreement”), State Street has been retained to perform certain administrative services with respect to the Fund.  Under the terms of the Sub-administration Agreement, the Administrator will pay to State Street a fee at an annual rate equal to 0.[    ]% of the Fund’s Managed Assets, which are defined in that agreement as the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.  [Prior to [                       ], 2010, Princeton Administrators, L.P. served as sub-administrator to the Fund.]

Custodian and Transfer Agent

State Street, One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund’s custodian, with responsibility for selecting foreign sub-custodian(s) for the Fund’s assets.  Such foreign sub-custodian is currently Westpac Banking Corporation, Level 5, 255 Elizabeth Street, Sydney 2000 Australia.  The Bank of New York Mellon Corporation, 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s stock transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Cash Purchase Plan.  See “Dividend Reinvestment and Cash Purchase Plan.”

EXPENSES

The Fund pays all of its expenses, including organization expenses; fees of the Investment Manager, Administrator, custodian and dividend disbursing and stock transfer agent; fees of Directors who are not interested persons (as defined in the 1940 Act) of any other party; out of pocket expenses of all Fund Directors and officers, including those affiliated with Fund management which may be reimbursed under the Fund’s reimbursement policy regarding fund-related expenses; other expenses related to meetings of Directors; legal fees and expenses; costs of insurance; costs of stockholders’ meetings, proxy statements and stockholder reports; investors’ relation fees and expenses, interest expenses; taxes and governmental fees, including original issue taxes or transfer taxes related to portfolio transactions; brokerage commissions and other portfolio transaction expenses; auditing and accounting fees and expenses; and costs of regulatory filings and compliance.

DIVIDENDS AND DISTRIBUTIONS

Managed Distribution Policy

The Board of Directors has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values.  The current rolling distribution rate is 10%.  This policy is subject to regular review by the Fund’s Board of Directors.  The distributions are made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.  Persons who purchase Shares in this offering will be entitled to any regular quarterly distributions the record date for which occurs after such Shares are purchased.  For the fiscal year ended October 31, 2009, the Fund made distributions in the amount of $1.04 per share, of which 30% represented net investment income, 0% represented long-term capital gains and 70% represented return of capital.  On December 10, 2009, the Board of Directors declared a quarterly distribution of 22 cents per share, payable on January 15, 2010 to all shareholders of record as of December 31, 2009.  [Pursuant to the terms of the Fund’s exemptive relief obtained for Section 19(b) of the 1940 Act and other guidance received from the staff of the Securities and Exchange Commission, the Fund is limited to making a public offering within a specified period following the record date of a distribution.]

If the Fund’s assets do not generate sufficient income and net long-term capital gains, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore, these payments may represent a reduction of a stockholder’s principal investment.  There can be no assurance that the current rolling distribution rate will be maintained in the future.  The Board of Directors may determine not to maintain the managed distribution rate at its current level, and it is possible, depending on market conditions, that it may determine to abandon the managed distribution policy altogether.

[In 1998, the Fund obtained an order under section 6(c) of the 1940 Act granting an exemption from section 19(b) and rule 19b-1 under the 1940 Act, permitting the Fund to make up to four distributions of net long-term capital gains in any one taxable year, so long as it maintains in effect a distribution policy with respect to its Common Stock calling for quarterly distributions of an annually adjusted percentage of its net asset value.  The order was subject to a condition providing for its termination upon the effective date of a registration statement under the Securities Act of 1933 for any future public offering by the Fund of its shares, subject to certain exceptions, unless the Fund has received from the staff of the SEC written assurance that the order will remain in effect.] [On [                   ], 2010, the Fund received written assurance from the staff of the SEC that the exemptive order will remain in effect, subject to the undertaking that shares (including any shares sold pursuant to the exercise of an over-allotment option granted by the Fund to the underwriters) are sold in the public offering only within the eight-week period immediately following the record date of the most recent quarterly distribution, and that once the offering has been completed, the Fund cannot make any further public offerings of newly-issued shares or rights offerings for at least one year.]

Background of Managed Distribution Policy

In order to try to reduce the discount of the Fund’s Common Stock share price to net asset value, the Fund announced in April 1998 the implementation of a managed distribution policy under which the Fund undertook to make quarterly distributions at an annual rate, set once a year, that was a percentage of the rolling average of the Fund’s prior four quarter-end net asset values.  The rolling distribution rate was set at an annual rate of 9% of the rolling average of the prior four quarter-end’s net asset values for each year that such distribution policy was in effect.  In March 2002, the Board of Directors determined to discontinue the managed distribution policy in order to better enable the Investment Manager to achieve the Fund’s principal investment objective of long-term capital appreciation.

After a period of strong capital performance in U.S. dollar terms beginning in early 2003, the Board of Directors approved in February 2004, the implementation of a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values.  The initial rolling distribution rate was set at 10%.  In March 2009, the Board of Directors set the rolling distribution rate at 10% for the 12-month period commencing with the distribution paid in April 2009.

General Distribution Policy

It is the Fund’s policy to continue to meet the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and capital gains, if any, to stockholders.  On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31.  Dividends and distributions to stockholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations (see “Taxation”), that may differ from accounting principles generally accepted in the United States.  These differences are primarily due to differing treatments for foreign currencies.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), stockholders may elect to have all their distributions automatically reinvested in Fund shares by the Plan Agent, The Bank of New York Mellon Corporation.  A stockholder who is unable to participate in the Plan because his or her shares are held by a broker or other nominee may request to have his or her shares re-registered in his or her own name.  This will enable the stockholder to participate in the Plan.

Distributions payable to Plan participants will be promptly invested.  If the Fund declares a distribution payable in stock to stockholders who are not Plan participants, the Plan participants will receive that distribution in newly issued shares of the Fund’s Common Stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis:  if, on the valuation date (the date the distribution becomes payable, or such other date as may be specified by the Fund’s Board), the market price of the Fund’s Common Stock plus any applicable brokerage commission is equal to or exceeds the net asset value per share, Plan participants will receive newly issued shares of the Fund’s Common Stock valued at the greater of net asset value per share or 95% of the then current market price.  If, on the other hand, the net asset value per share exceeds the market price plus any brokerage commission, the Plan Agent will buy shares of Common Stock on the open market.  If, before the Plan Agent has completed its purchases, the market price plus any applicable brokerage commission exceeds the net asset value per share as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly-issued shares valued at the greater of the net asset value per share as last so determined or 95% of the then-current market value.  All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, since the Plan Agent’s fees for handling the reinvestment of distributions are paid by the Fund.  There will be no brokerage commissions charged with respect to shares issued directly by the Fund.  However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases.  Purchases and sales may be made through a broker affiliated with the Plan Agent.

The automatic reinvestment of distributions does not relieve Plan participants of any federal income tax that may be payable on such distributions.  Fund distributions are taxable to stockholders in the same manner whether received in cash or reinvested in additional Fund shares.  Stockholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.  Stockholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. Federal income tax purposes as receiving a distribution of the cash that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.  Stockholders will be notified annually as to the U.S. Federal tax status of distributions, and stockholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received.

Plan participants also have the option of making voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to “The Bank of New York Mellon Corporation - Aberdeen Australia Equity Fund, Inc. Plan.”  Additional voluntary cash investments must be for at least $100 per transaction with a maximum of $10,000 per month, and with an aggregate annual maximum of $120,000, for the purchase of Fund shares on the open market.  Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws.  Cash investments may be commingled with the funds held by the Plan Agent for other stockholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocated to each Plan participant.  In the event a Plan participant’s voluntary cash investment check is returned unpaid for any reason, the Plan participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan by notifying the Plan Agent in writing, via the internet by visiting The Bank of New York Mellon Corporation’s website at www.stockbny.com, or pursuant to telephonic procedures established by the Plan Agent.  Unless otherwise specified, upon any withdrawal, partial withdrawal or termination, a Plan participant will receive stock certificates for all full shares.  The Plan Agent will convert any fractional shares to cash at the then current market price, less the sales fee and brokerage commissions, and send a check to the participant for the proceeds.  The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional shares.  If the fees and commissions exceed the proceeds from the sale of a fractional share, Plan participants will receive a transaction advice instead of a check.  There is no sales fee for the issuance of a certificate for all full shares.  If, by giving proper notice to the Plan Agent, Plan participants request cash, the Plan Agent will sell the shares and send the participants the proceeds, less the sales fee of $10 (subject to change) and brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan upon 90 days’ written notice to Fund stockholders.

For additional information regarding the Plan, all correspondence should be directed to the Plan Agent, The Bank of New York Mellon Corporation, Shareholder Relations Department, 480 Washington Boulevard, Jersey City, NJ 07310, or by calling 1-866-221-1606 or 1-610-382-7833 (internationally).

TAXATION

[The following is intended to be a general summary of certain tax consequences that may result to the Fund and its stockholders.  It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

Dividends paid out of the Fund’s investment company taxable income (which includes dividends, interest and net short-term capital gains) generally will be taxable to stockholders as ordinary income.  Properly designated distributions of long-term capital gains, if any, earned by the Fund are taxable to stockholders as long-term capital gains, regardless of how long stockholders have held their shares.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to the stockholder who holds his shares as capital assets.

No portion of the dividends paid by the Fund is expected to be eligible for the dividends-received deduction for corporate stockholders.

A portion of the dividends received from the Fund by an individual stockholder may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains.  A Fund distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Fund distributions are taxable to stockholders in the same manner whether received in cash or reinvested in additional Fund shares.

Fund distributions may also subject stockholders to alternative minimum tax liability.  Because of the complexity of the alternative minimum tax rules, stockholders should consult their tax advisers as to their applicability to a Fund investment.

A distribution will be treated as paid to stockholders on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Each year, the Fund will notify stockholders of the tax status of dividends and other distributions.

A stockholder who invests through a tax-deferred account, such as a retirement plan, generally will not pay tax on Fund dividends or other taxable distributions until they are distributed from the account.  These accounts are subject to complex rules.  Stockholders should consult their tax advisers about investment through a tax-deferred account.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. stockholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the stockholders as having paid those taxes for U.S. federal income tax purposes.  No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible.  If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of stockholders.  Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes paid by the Fund subject to U.S. withholding tax.

Upon the sale or other disposition of Fund shares, a stockholder may realize a capital gain or loss which may be long-term or short-term, depending on how long the stockholder held the shares.

If, pursuant to an offer by the Fund to repurchase its shares, a stockholder tenders all shares of the Fund that such stockholder owns or is considered to own, the stockholder may realize a capital gain or loss.  This gain or loss will be treated as capital gain or loss if the Fund shares are held as capital assets, and will be long-term or short-term, depending on the stockholder’s holding period for the shares.  If, pursuant to an offer by the Fund to repurchase its shares, a stockholder tenders less than all of the shares of the Fund that such stockholder owns or is considered to own, the redemption may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund’s earnings and profits and the stockholders basis in the tendered shares.  In such event, there is a risk that non-tendering stockholders may be considered to have received a deemed distribution as a result of the Fund’s purchase of the tendered shares, and all or a portion of that deemed distribution may be taxable as a dividend.

The Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to a stockholder if the stockholder fails to provide the Fund with such stockholder’s correct taxpayer identification number or to make required certifications, or if the stockholder has been notified by the IRS that such stockholder is subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a stockholder’s U.S. federal income tax liability.

Fund distributions also may be subject to state, local and foreign taxes.  Stockholders should consult their own tax advisers regarding the particular tax consequences of an investment in the Fund.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL
CORPORATION LAW AND THE CHARTER AND BYLAWS

The Fund’s charter and bylaws contain certain provisions, described below, that may be regarded as “anti-takeover” provisions and that may deprive stockholders of certain opportunities to sell their shares at a premium over prevailing market prices.  The following is only a summary and is qualified in its entirety by reference to the Fund’s charter and bylaws, and to the provisions of the Maryland General Corporation Law.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets or engage in a share exchange, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.  However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.  The Fund’s charter generally provides for approval of charter amendments by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.  However, the Fund’s charter does not contain a provision reducing the supermajority vote of the stockholders required to approve a dissolution, merger, sale of all or substantially all of its assets or a share exchange.

The Fund, by supplement to its charter, has elected to be subject to certain provisions of Maryland law that make it more difficult for challengers to gain control of the Board.  Articles Supplementary approved by the Board of Directors in 2000 subject the Fund to certain provisions of Subtitle 8 of the Maryland General Corporation Law with respect to unsolicited takeovers.  These provisions:  (i) provide that the stockholders of the Fund may remove any Director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of Directors (and since the Fund’s directors have been divided into classes, a director may not be removed without cause), (ii) require that the number of Directors of the Fund shall be fixed only by the vote of the Board of Directors, (iii) provide that a vacancy on the Board of Directors due to an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of the majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and (iv) provide that the Secretary of the Fund may call a stockholder-requested special meeting only on the written request of the stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Additionally, as described below, the Fund’s bylaws contain certain provisions that may tend to make a change of control of the Fund more difficult.

The bylaws:

1.             Provide for three classes of Directors elected by common stockholders, with staggered terms.  Each year, directors are elected for three-year terms and until their successors are duly elected and qualify.  Only one class of those Directors is up for election each year, so that two years would be required to change a majority of the Fund’s Directors.

2.             Establish procedures for stockholder-requested special meetings, including procedures for setting the record date for the stockholders entitled to request a special meeting, procedures for setting the record date for the meeting and the time, place and date of the meeting and specific provisions governing who shall chair the meeting.  Consistent with the Maryland General Corporation Law, stockholders requesting a meeting would be required to disclose the purpose of the meeting and the matters to be proposed for action at the meeting.

3.             Require a stockholder to give written advance notice and other information to the Fund of the stockholder’s nominees for Directors and proposals for other business to be considered at stockholders meetings.

4.             Disclose that the Board has elected on behalf of the Fund to be subject to the Maryland Control Share Acquisition Act (“MCSAA”), which provides that MCSAA “control shares” acquired in a MCSAA “control share acquisition” may not be voted except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter.  (Generally, MCSAA “control shares” are voting shares of stock which would entitle the acquirer of the shares to exercise voting power within one of the following ranges of voting power:  (1) one-tenth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of all voting power.  This limitation does not apply to matters for which the 1940 Act requires the vote of a majority of the Fund’s outstanding voting securities (as defined in that Act)).  The bylaws further provide that, notwithstanding the election to be subject to the MCSAA, but subject to the following sentence, a person who acquires control shares shall be exempt from the MCSAA.  Upon the final judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or published interpretation by the SEC or its staff that the provisions of the MCSAA are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect, the provisions of the prior sentence shall terminate and any exemption under the prior sentence shall be without force or effect upon the 180th day after the Fund provides notice of the judgment, rule, regulation, published interpretation or change to the provisions of the 1940 Act, to any holder of control shares who became exempt from the MCSAA in accordance with the prior sentence.

5.             Establish qualifications for Fund Directors.  These qualifications are designed to assure that individuals have the type of background and experience necessary to provide competent service as Directors of a closed-end fund that invests in Australian equity securities.  To qualify as a nominee for a Fund Directorship, a candidate must (a) have at least 5 years’ experience in either investment management, economics, public accounting or Australian business; (b) have a college undergraduate degree in economics, finance, business administration, accounting, or engineering, or a professional degree in law, engineering, or medicine from an accredited university or college in the United States or Australia or the equivalent degree from an equivalent institution of higher learning in another country; and (c) not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.  In addition, the Fund’s Nominating and Corporate Governance Committee shall apply the Fund’s Conflict of Interest and Corporate Opportunities Policy as a standard in selecting nominees to ensure that an incumbent nominee has not violated the Policy and that a non-incumbent nominee would not be in violation of the Policy if elected.  Directors who served in such capacity as of January 16, 2003, the initial date of adoption of the qualifications for Fund Directors are exempted from these requirements (except compliance with the Fund’s conflict of interest policy) because they had become qualified through past experience as Directors of the Fund.  Nevertheless, almost all current Directors satisfy the Fund’s qualification requirements.  No person shall be qualified to be a Director unless the Nominating and Corporate Governance Committee, in consultation with Fund counsel, determines that such person, if elected, would not cause the Fund to be in violation of applicable law, regulation or regulatory policy, the Fund’s charter or any general policy adopted by the Board regarding retirement age or specifying proportions of Directors who may be “interested persons,” as defined in the 1940 Act.

6.             Establish supermajority Board vote requirements for certain actions, including mergers, dissolution, amendment of the Fund’s charter, election of officers, officer and Director compensation, the amendment of the Director term and qualification requirements and Director quorum and voting requirements.

7.             Require that any proposed advisory, sub-advisory or management agreement between the Fund and an affiliate of any disinterested director then serving on the Board or who served on the Board within the preceding two years, be approved by at least 75% of all disinterested directors who are not affiliates of a proposed party to the contract.  This provision cannot be changed except by 75% of the directors who were on the Board on January 16, 2003 or who were, elected, or nominated to succeed such a director, by a majority of such directors then on the Board.

8.             In the event that the Board approves an advisory, sub-advisory or management agreement between the Fund and (i) an affiliate of any disinterested director, (ii) a person (or his affiliate) who nominated any disinterested director serving on the Board at the time such agreement is considered for approval, or (iii) a person (or his affiliate) that controls the Fund, the bylaws would provide automatic liquidity to dissatisfied stockholders by requiring the Fund, within 45 days after the agreement is approved, to commence a tender offer for at least 50 percent of its outstanding shares at a price of not less than 98 percent of the Fund’s per share net asset value.  This provision cannot be changed except by 75% of the Directors who were on the Board on January 16, 2003 or who were recommended to succeed such a director by a majority of such directors then on the Board.

9.             Reserve to the Board the exclusive power to adopt, alter, or repeal any provision of the bylaws or to make new bylaws, unless otherwise provided in the bylaws.

10.           Provide that Directors and officers are entitled to indemnification and that the Fund may pay or reimburse expenses of Directors and officers to the maximum extent permitted by Maryland law and the 1940 Act.

UNDERWRITING

[                                                                ] are acting as representatives of the underwriters named below.  Subject to the terms and conditions stated in the underwriting agreement dated the date of this Prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Shares set forth opposite the underwriter’s name.

Underwriters	Number of Shares
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
Total	[ ]

The underwriting agreement provides that the obligations of the underwriters to purchase the Shares included in this offering are subject to approval of legal matters by counsel and to other conditions.  The underwriters are obligated to purchase all the Shares (other than those covered by the overallotment option described below) if they purchase any of the Shares.

The underwriters propose to offer some of the Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Shares to dealers at the public offering price less a concession not to exceed $[         ] per common share.  The sales load of [         ] per common share is equal to 4% of the initial offering price, of which $[        ] per common share will be paid by the Investment Manager.  If all of the Shares are not sold at the initial offering price, the representative may change the public offering price and other selling terms.  Investors must pay for any Shares purchased on or before [                     ] [    ], 2010.  The representative has advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the underwriters an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an additional [         ] Shares at the public offering price less the sales load.  The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering.  To the extent such option is exercised, each underwriter must purchase a number of additional Shares approximately proportionate to that underwriter’s initial purchase commitment.

The Fund has agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of [                         ], on behalf of the underwriters, dispose of or hedge any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock, provided, however, that the Fund may issue and sell shares of Common Stock pursuant to any dividend reinvestment plan of the Fund in effect at the time of execution of the underwriting agreement. [                              ] in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.

The Fund’s shares of Common Stock are, and the Shares sold pursuant to this Prospectus will be, listed on the Amex under the symbol “IAF.”

The following table shows the sales load to be paid to the underwriters in connection with this offering.  These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Shares.

	No Exercise		Full Exercise
Per share*	$	[ ]	$	[ ]
Total	$	[ ]	$	[ ]

Of this amount, $[      ] per share of Common Stock (or [1]% of the initial offering price) will be paid by the Investment Manager.

The Fund, the Investment Manager and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Shares after trading in the Shares has commenced on the Amex.  No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter.  No assurance can be given as to the liquidity of, or the trading market for, the Shares as a result of any market-making activities undertaken by any underwriter.  This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a Prospectus must be delivered, with offers and sales of the Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, [                                                            ], on behalf of the underwriters, may purchase and sell Shares in the open market.  These transactions may include short sales, syndicate covering transactions and stabilizing transactions.  Short sales involve syndicate sales of shares of Common Stock in excess of the number of Shares to be purchased by the underwriters in the offering, which creates a syndicate short position.  “Covered” short sales are sales of shares of Common Stock made in an amount up to the number of Shares represented by the underwriters’ over-allotment option.  In determining the source of shares of Common Stock to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares of Common Stock available for purchase in the open market as compared to the price at which they may purchase Shares through the overallotment option.  Transactions to close out the covered syndicate short position involve either purchases of shares of Common Stock in the open market after the distribution has been completed or the exercise of the over-allotment option.  The underwriters may also make “naked” short sales of shares of Common Stock in excess of the over-allotment option.  The underwriters must close out any naked short position by purchasing shares of Common Stock in the open market.  A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares of Common Stock in the open market after pricing that could adversely affect investors who purchase in the offering.  Stabilizing transactions consist of bids for or purchases of shares of Common Stock in the open market while the offering is in progress.

The underwriters also may impose a penalty bid.  Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when [                                                          ] repurchase Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares of Common Stock.  They may also cause the price of shares of Common Stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions.  The underwriters may conduct these transactions on the Amex, or in the over-the-counter market, or otherwise.  If the underwriters commence any of these transactions, they may discontinue them at any time.

The Fund estimates that its portion of the total expenses of this offering, excluding the sales load, will be $[                ].

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters.  The representative may agree to allocate a number of Shares to underwriters for sale to their online brokerage account holders.  The representative will allocate Shares to underwriters that may make Internet distributions on the same basis as other allocations.  In addition, Shares may be sold by the underwriters to securities dealers who resell common shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters have performed investment banking and advisory services for the Investment Manager and its affiliates from time to time, for which they have received customary fees and expenses.  Certain underwriters may, from time to time, engage in transactions with or perform services for the Investment Manager and its affiliates in the ordinary course of business.

The principal business address of [                            ] is[                                                   ].

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund, the Investment Manager or the Investment Adviser is a party.

APPENDIX A

The information set forth below has been extracted from publicly available sources, including the Australian Stock Exchange website (www.asx.com.au/), the Reserve Bank of Australia website (www.rba.gov.au), and the World Federation of Exchanges website (www.world-exchanges.org/WFE/home.Asp).  While the Fund believes that the information taken from these sources is reliable, the Fund makes no assurances that such information is accurate or complete.

SELECTED AUSTRALIAN ECONOMIC DATA

Following the 1990-91 recession, economic activity accelerated with strong growth in private consumption and housing investment.  Concern about the possible inflation consequences of strong growth prompted the Reserve Bank of Australia (“RBA”) to raise interest rates in the second half of 1994.  The tightening in monetary policy saw growth return to more sustainable levels.  Annual GDP growth peaked at 6.2% in the September quarter of 1994 and slowed to an annual rate of 2.8% by the March quarter of 1997.  Weaker economic growth during 1996 and early 1997, combined with low inflation, encouraged the RBA to lower cash rates (the rate charged on overnight loans between financial intermediaries operating in the Australian money market), which promoted a reacceleration of economic growth driven mostly by business investment spending and residential real estate activity.  Rising inflation once again saw the RBA increase rates in early 2000, but this was quickly followed by rate cuts in 2001 due to the dramatic slow down in domestic and global growth.  The easy monetary settings fostered strong domestic growth fueled by consumption and housing activity.  This allowed the domestic economy to grow at an average rate of 3.7% over 2002-2003, a period when global economic growth was anemic.  The robust growth in consumer credit posed a risk for longer term economic growth and the RBA recommenced tightening in November 2003 to counter this perceived risk.  As such, economic growth eased back to its long run average of 3.2% over 2004.  From 2004, robust global demand for resources saw business investment replace consumption and housing as the economy’s main engine of growth.  The rising prices for minerals and resources resulted in a significant boost to the terms of trade, adding to the growth impetus from solid business investment.  With the economic expansion extending into 2007, the economy had for some time operated near full capacity resulting in heightened inflationary pressures.  As such the RBA continued on a protracted tightening cycle from 2003 to August 2008 with cash rates peaking at 7.25%.  After an extended period of strong growth, the pace of economic activity slowed noticeably in 2008.  Retail sales were weak with consumer sentiment falling and conditions in the housing market softening.  The escalation of pressures in the international markets were reflected in Australian financial markets, although generally to a lesser extent.  Beginning in September 2008 the RBA began easing cash rates as the strains in the global economy saw subdued consumer demand and slowing of overall economic growth.  This easing cycle continued through January 2009 with cash rates bottoming at 3.0%.  In Australia, the economic downturn was relatively mild, and measures of confidence and business conditions suggest that the economy is in gradual recovery.  With the risk of serious economic contraction in Australia having passed the RBA began raising cash rates by 25 basis points in each of 3 successive months to 3.75% as of December 1, 2009.  In the case of the U.S. and Europe, cash rates continue to be maintained at 0.25% and 1.00%, respectively, which are the lows since the economic downturn began in mid-2007.

As of November 30, 2009, the yield on the 10-Year Australian Commonwealth Government Bond was 5.31%, a spread of 211 bp over the 10-Year US Treasury Bond yield of 3.20%.

For the past several years, the RBA has adopted a target for the underlying CPI inflation rate of 2-3% (averaged over a number of years).

With Australian cash rates currently the highest in the G12 countries (Belgium, the Netherlands, Canada, France, Germany, Italy, Japan, Spain, Sweden, Switzerland, United Kingdom and United States), the Australian dollar has benefited from its “high yielding currency” status.  The Australian dollar fluctuated from an exchange rate of US$1 = A$1.3617 on December 31, 2005 to an exchange rate of US$1 = A$1.4232 on December 31, 2008 in the wake of the difficult global economic environment.  However, as the global economy has stabilized the Australian dollar has appreciated to US$1 = A$1.0918 as of November 30, 2009.  U.S. based investors have therefore enjoyed a significant currency uplift while the Australian equity market at November 30, 2009 was roughly equal to its level as of December 31, 2005.

A-1

THE AUSTRALIAN SECURITIES MARKET

The Australian Stock Exchange Limited (“ASX”) was formed in 1987 through the amalgamation of six independent stock exchanges that formerly operated in the State capital cities.  Each of those exchanges had a history of share trading dating back to the 19th century.

ASX was originally a mutual organization of stockbrokers, like its predecessor State stock exchanges.  However, in 1996, its members decided to demutualize and become a listed company, which required legislation of the Australian parliament.  The change of status took place on October 13, 1998, and the following day ASX shares were listed for trading on ASX’s own market.  On July 25, 2006 the ASX merged with SFE Corporation Limited, the holding company of the Sydney Futures Exchange and related businesses.  Effective December 5, 2006 the Australian Stock Exchange Limited changed its name to ASX Limited and the group operates under the brand “Australian Securities Exchange”.

ASX Limited is the holding company for the group that includes licensed businesses spanning the equity, interest rate, commodity and energy markets, offering a full range of listing, trading, clearing, depository, settlement and market data services to domestic and international customers.

ASX’s Listing Rules govern the admission of entities to the official list, quotation of securities, suspension of securities from quotation and removal of entities from the official list.  They also govern disclosure and some aspects of a listed entity’s conduct.  Compliance with the Listing Rules is a requirement for admission to the official list.

The objectives of ASX include:

•                  providing a fair and well-informed market for financial securities; and

•                  providing an internationally competitive market.

The Australian Securities and Investments Commission (“ASIC”) is the statutory body to regulate companies and the financial services markets in Australia.  ASIC actively supervises ASX’s activities as a market operator and listed company and enforces and regulates company and financial services laws to protect consumers, investors and creditors.

ASX Market Statistics
(All values in this section are US Dollars)

The ASX is the 13th largest exchange based upon domestic market capitalization as of November 30, 2009.

	Exchange	Market Capitalization November 30, 2009
1.	NYSE Euronext (US)	$11,583bn
2.	Tokyo SE	$3,289bn
3.	Nasdaq OMX	$3,053bn
4.	NYSE Euronext (Europe)	$2,808bn
5.	London SE	$2,719bn
6.	Shanghai SE	$2,617bn
7.	Hong Kong Exchanges	$2,260bn
8.	TSX Group	$1,612bn
9.	BME Spanish Exchanges	$1,391bn
10.	BM&F BOVESPA	$1,298bn
11.	Deutsche Borse	$1,283bn
12.	Bombay SE	$1,246bn
13.	Australian SE	$1,241bn
14.	National Stock Exchange India	$1,167bn

A-2

The following table summarizes the growth in aggregate market capitalization and trading volumes of the ASX in each of the five years ending June 30:

	2005		2006		2007		2008		2009*
Market Capitalization		$814bn		$1,207bn		$1,598bn		$1,415bn		$1,098bn
No. of equity trades	25.0mil		31.6mil		48.9mil		91.3mil		106.7m
Average daily trades	99,339		125,000		194,000		361,000		420,000
Turnover value		$650bn		$984bn		$1,324bn		$1,616bn		$1,129bn
Average daily value		$2.6bn		$3.9bn		$5.3bn		$6.4bn		$4.4bn
Exchange rate US$1 =	A$	1.3635	A$	1.3453	A$	1.1774	A$	1.0432	A$	1.2402

The following table details the number of companies listed at the close of each calendar year together with the number of new entities listed and the aggregate capital raised.  That aggregate capital raised is further analyzed by total secondary market raisings* and by new floats.

	2005		2006		2007		2008		2009
New entities listed	232		227		284		236		45
Entities listed as at December 31	1,873		1,930		2,090		2,226		2,198
Capital raised		$33.9bn		$51.4bn		$77.9bn		$61.8bn		$89.9bn
Secondary market raisings		$16.2bn		$28.3bn		$58.2bn		$50.6bn		$88.1bn
New floats		$17.7 bn		$23.1bn		$19.7bn		$11.2bn		$1.9bn
Capital raised		$6.6bn		$12.7bn		$26.2bn		$26.8bn		$33.9bn
Exchange rate US$1 =	A$	1.3635	A$	1.3453	A$	1.1774	A$	1.0432	A$	1.2402

*                                         Secondary market raisings comprise inter alia rights issues, placements, reinvested dividends, payment of options and issues to employees.  Placements of up to 15% of issued share capital can be made without shareholder approval.

There are a number of market indices but the most widely used is the S&P/ASX 200 Accumulation Index, representing approximately 80% by value of the market capitalization of the ASX.  The closing values as of December 31 for 2005 through 2008 and November 30, 2009 are as follows:

	2005	2006	2007	2008	2009
S&P/ASX 200	4708.8	5,669.9	6,339.8	3,722.3	4,701.3
Yield %	4.1	3.13	3.47	6.43	3.89
P/E*	16.6	15.03	14.03	9.03	15.08

*                                         This ratio is calculated excluding negative earnings.

The S&P/ASX 200 Accumulation Index by GICS sector as at December 14, 2009 is as follows:

GICS Sector	Market Capitalization
Energy	$ 75.4bn
Materials	$ 270.4bn
Industrials	$ 69.1bn
Consumer Discretionary	$ 42.5bn
Consumer Staples	$ 92.9bn
Health Care	$ 36.3bn
Information Technology	$ 6.3bn
Telecommunications Services	$ 43.6bn
Utilities	$ 13.7bn
Property Trusts	$ 62.9bn
Financials ex Property Trusts	$ 362.2bn
Total	$1,075.3bn
Exchange rate US$1 = A$1.0909

A-3

Global Industry Classification Standard (“GICS”) is a joint Standard and Poor’s/Morgan Stanley Capital International product aimed at standardizing industry definitions.  To conform Australia to global practice, effective July 1, 2002, Standard and Poor’s reclassified all ASX listed entities according to GICS.  GICS consists of 10 economic sectors aggregated from 24 industry groups, 67 industries, and 147 sub-industries currently covering over 27,000 companies worldwide.

The following table contains information about the 20 most actively traded shares on the ASX for December 15, 2009.  Although the Fund may invest in the companies below, the table is not necessarily indicative of the investment the Fund has or proposes to make in equity securities.

Company	Value (000)	No of Trades	Closing Price	GICS Sector
BHP Billiton Limited	$485,452	13,507	$41.10	Materials
AXA Asia	$186,548	4,991	$5.78	Insurance
Australia & New Zealand Banking Group Banking Group Limited	$167,399	9,175	$21.43	Banks
Commonwealth Bank of Australia	$144,340	9,393	$52.72	Banks
AMP	$143,217	4,763	$6.20	Insurance
Rio Tinto Limited	$134,456	8,666	$70.85	Materials
Westpac Banking Corporation Limited	$127,562	9,166	$23.80	Banks
National Australia Bank Limited	$108,501	8,433	$27.99	Banks
Santos Limited	$100,014	8,355	$13.61	Energy
Telstra Corporation Limited	$98,724	na	$3.46	Telecommunications Services
QBE Group Limited	$92,190	6,402	$23.34	Insurance
Westfield Group Limited	$79,914	5,440	$12.02	Real Estate
Incitec Pivot Limited	$78,487	4,846	$3.32	Materials
Wesfarmers Limited	$64,601	6,985	$29.73	Food & Staples Retailing
CSL Limited	$61,869	5,792	$30.60	Pharmaceuticals, Biotech & Life Sciences
Newcrest Mining Limited	$59,605	7,671	$35.89	Materials
Woolworths Limited	$56,929	9,266	$27.20	Food & Staples Retailing
Oil Search Limited	$49,822	na	$5.52	Energy
Lihir Gold Limited	$49,730	na	$3.30	Materials
Macquarie Group Limited	$49,157	6,195	$47.53	Diversified Financials
	Exchange rate US$1 = A$1.1035		Exchange rate US$1 = A$1.1035

Derivatives.  As stated above, in addition to operating the exchange for equities, the ASX also operates trading and settlement for derivatives.  These comprise equity derivatives, contracts for difference (“CFDs”), futures and options on futures.

AUSTRALIAN DEBT SECURITIES

Primary Market.  Australian semi-government bonds (debt issued by Australian States) and corporate notes and debentures are issued through tender, private placements or by direct solicitation to the public through prospectuses registered with ASIC and are not generally listed on the ASX.  Australian corporations and Government entities also issue Australian dollar-denominated bonds and notes in the Euromarket.

A-4

Secondary Market.  As with the U.S. secondary market, most trading in Australian debt securities takes place off the ASX.  Trading in Eurobonds also takes place off the European stock exchanges.  Certain major commercial banks, stockbrokers and other financial institutions have been designated by the RBA as reporting bond dealers through which the RBA usually conducts transactions in Commonwealth Government securities with maturities of more than one year.  In addition, commercial banks and investment banking institutions operate an unofficial secondary market in the debt securities of corporations and Government entities.

Short-Term Debt Instruments.  Short-term marketable debt instruments are usually issued with a maturity period of 90 to 180 days.  These instruments include notes and bills from Government entities, bank and commercial bills, promissory notes, and certificates of deposit.  Short-term non-marketable debt instruments include deposits with banks or merchant banks on a fixed-term basis, varying from 24 hours to 365 days.  These securities are traded by commercial banks and investment banking institutions on an unofficial secondary market.

The Australian debt securities market is summarized in the table below as at November 30, 2009:

	$US Nominal Value Billions	$US Market Value Billions
Commonwealth Government	86.0	89.7
Semi-government	105.1	108.3
Corporate	138.5	140.0
Total	329.6	338.0
	Exchange rate US$l = A$1.0952	Exchange rate US$l = A$1.0952

Source:  UBS Investment Bank

A-5

[                      ] Common Shares

ABERDEEN AUSTRALIA EQUITY FUND, INC.

PROSPECTUS

January [    ], 2010

[                      ]
[                      ]
[                      ]

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Aberdeen Australia Equity Fund, Inc.

Statement of Additional Information
January [    ], 2010

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

This Statement of Additional Information relating to the offer and sale of [              ] shares (“Shares”) of the Fund’s common stock, $.01 par value per share (“Common Stock”) is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated January [    ], 2010 (the “Prospectus”).  The Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares.  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

You may call 1-866-839-5205 or email InvestorRelations@aberdeen-asset.com to obtain, free of charge, copies of the Prospectus.  The Fund’s Prospectus is also available on the Fund’s website at www.aberdeeniaf.com.  You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov).

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this Statement of Additional Information in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  The Prospectus and Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

HISTORY OF THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund was incorporated under the laws of the State of Maryland on September 30, 1985, under the name “The First Australia Fund, Inc.” Effective May 1, 2001, the Fund’s name was changed to “Aberdeen Australia Equity Fund, Inc.” to reflect the fact that the Fund’s investment manager and investment adviser had been acquired by Aberdeen Asset Management PLC in 2000.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors (“Board”).  The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Manager, Investment Adviser, Administrator, custodian and transfer agent, and the Independent Directors (as defined below) ratify the agreement with the Fund’s independent registered public accounting firm.  The officers of the Fund serve at the pleasure of the Board of Directors.  Aberdeen Asset Management Asia Limited (“AAMAL” or the “Investment Manager”) serves as the Fund’s Investment Manager, and Aberdeen Asset Management Limited (“AAML” or the “Investment Adviser”) serves as the Fund’s Investment Adviser.

The Fund’s bylaws provide that the Board of Directors will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.  Each year the term of office of one class expires.  The names of the Directors and officers of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below.  Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund are included in the table entitled “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below, and elsewhere in this Statement of Additional Information (“SAI”), as “Independent Directors.”

Interested Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Moritz Sell** 1 Crown Court Cheapside London EC2V 6LR United Kingdom Age: 42	Class I Director	Term expires 2010; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) since 1996. He also served as a Director of the France Growth Fund from 2000 until 2004.	1

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Hugh Young*** Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 51	Class II Director	Term expires 2011; Director since 2001

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC, parent company of the Fund’s Investment Manager and Investment Adviser. He has been Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former investment manager) from 2000 to June 2005 and a Director of the Investment Adviser since 2000. From 2001 to February 2004, Mr. Young was President of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.

1

*                    Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and Aberdeen Funds have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**             Mr. Sell is deemed to be an interested person because he is an executive officer of Landesbank Berlin AG, the owner of approximately 7.1% of the outstanding shares of the Fund’s Common Stock as of November 24, 2009.

***      Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

2

Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

P. Gerald Malone° 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 59	Class II Director	Term expires 2011; Director since 2008	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. and Chairman of the Board of Trustees of the Aberdeen Funds. He also serves as a director of Regent-GM Ltd. (pharmaceutical manufacturing).	26	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Neville J. Miles†‡(1) c/o Ballyshaw Pty. Ltd 62 Caledonia Street Paddington NSW 2021 Australia Age: 63	Chairman of the Board; Class I Director	Term expires 2010; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development, and investment). He also is a non-executive director of a number of Australian companies. Mr. Miles served as Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) from 2004 to 2006.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.

William J. Potter†° c/o Aberdeen Asset	Class III	Term expires 2012; Director	Mr. Potter has been Chairman of	3	Aberdeen Asia-Pacific Income

3

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 61	Director	since 1985

Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd., (international consulting and merchant banking company) from 1996 to 2004.

					Fund, Inc.; Aberdeen Global Income Fund, Inc.

Peter D. Sacks‡(1) c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 64	Class II Director	Term expires 2011; Director since 1999	Mr. Sacks has been a Trustee of Aberdeen Funds since December 2007 and Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	26	Aberdeen Asia Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

John T. Sheehy†‡(1) B.V. Murray and Company 666 Godwin Avenue Suite 300 Midland Park, NJ 07432 Age: 67	Class III Director	Term expires 2012; Director since 1985	Mr. Sheehy has been a Trustee of Aberdeen Funds since December 2007, Managing Member of Pristine Capital Partners, LLC (venture capital) since 2007, Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	26	Aberdeen Asia Pacific Income Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Brian M. Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 66	Class III Director	Term expires 2012; Director since 2008	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders	2	Aberdeen Asia Pacific Income Fund, Inc.

4

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Limited (investment company) since 1987. He was President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He was also a Director of Ten Network Holdings Ltd. (television) since 1998.

*                    Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and Aberdeen Funds have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

†                     Messrs. Miles, Potter and Sheehy are members of the Contract Review Committee.

‡                     Messrs. Miles, Sacks and Sheehy are members of the Audit and Valuation Committee.

°                      Messrs. Malone, Miles and Potter are members of the Nominating and Corporate Governance Committee.

(1)             Messrs. Miles, Sacks and Sheehy are members of the Cost Review Committee.

The Board of Directors indicated in the proxy statement for the Fund’s 2004 Annual Meeting of Stockholders that, if the Fund’s stockholders voted to recommend the adoption of the alternative Director qualifications set forth in such proxy statement, the Board would amend the Fund’s bylaws accordingly.  The Board of Directors further indicated in such proxy statement that, in the event the bylaws were so amended by the Board, then it was the intention of the Board of Directors promptly thereafter to increase the size of the Board by one director and to elect one representative of Bankgesellschaft Berlin AG (“BGB”) to the Board of Directors for a three-year term as a Class I Director, provided that, at the time of such appointment, BGB continued to own at least 25% of the Fund’s Common Stock, and further provided that such representative then satisfied the alternative director qualifications.  At the 2004 Annual Meeting of Stockholders, the stockholders voted to recommend that the Board amend such provisions of the bylaws by adopting the alternative director qualifications.  BGB submitted Mr. Moritz Sell as its proposed representative to serve on the Board of Directors.  The Fund’s Nominating Committee, composed entirely of Independent Directors, determined that Mr. Sell met the alternative director qualifications and was otherwise an appropriate candidate to serve as a Director of the Fund.  In May 2004, the Board amended the Fund’s bylaws to adopt the alternative director qualifications and increased the size of the Board of Directors by one Director.  Upon the recommendation of the Nominating Committee, the Board of Directors appointed Mr. Sell as a Class I Director to serve for the remainder of a three-year term expiring at the Annual Meeting of Stockholders to be held in 2007.  BGB informed the Fund that Mr. Sell had been a director, market strategist, with BGB since 1996.  Upon Mr. Sell’s initial appointment, BGB informed the Fund that BGB agreed to indemnify Mr. Sell in connection with his service as a Director of the Fund.  Based upon information in an amendment to BGB’s Statement on Schedule 13D with respect to the Fund’s shares, effective August 29, 2006, the name of BGB was changed to Landesbank Berlin Holding AG and all of the assets of BGB were transferred to Landesbank Berlin AG (“LB”).  Mr. Sell is now employed by LB, the entity which owns the shares of the Fund’s Common Stock previously owned by BGB.  At the 2007 Annual Meeting of Stockholders, Mr. Sell was elected by stockholders, not as the

5

representative of LB or BGB, but in his own capacity, as a Class I Director of the Fund to serve a three-year term expiring at the Annual Meeting of Stockholders to be held in 2010.  BGB has informed the Fund that, because Mr. Sell no longer serves as a Director who is a representative of LB or BGB, he is no longer indemnified by LB or BGB in connection with such service.

Officers Who Are Not Directors

The names of the officers of the Fund who are not Directors, their addresses, ages and principal occupations during the past five years are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 42	Vice President	Since 2008

Currently, Head of Fund Operations for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President	Since 2009

Currently, Head of US Collective Funds and Vice President of Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Mark Daniels Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000 Australia Age: 54	Vice President	Since 2005

Currently, Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (1990 to 2005).

6

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland ABIO 1YG Age: 54	Vice President	Since 2008

Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and of Aberdeen Asia-Pacific Income Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert has also served as Trustee of Aberdeen Funds since December 2007.

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 32	Assistant Treasurer	Since 2009

Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 33	Assistant Treasurer	Since 2008

Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President, Secretary	Since 2008

Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

7

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Vincent McDevitt** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 43	Chief Compliance Officer, Vice President – Compliance	Since 2008

Currently, Chief Compliance Officer – Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP (from 2006 to 2007), Turner Investment Partners, Inc. (from 2004 to 2006), and the Vanguard Group (from 1998 to 2004).

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 40	Treasurer, Principal Accounting Officer	Since 2009

Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 31	Vice President	Since 2008

Currently, Vice President and Head of Legal - US for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Christian Pittard** Aberdeen Asset Management Investment Services Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 36	President	Since 2009

Currently Group Development Director, Collective Funds for Aberdeen Asset Management Investment Services Limited. Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 38	Assistant Secretary	Since 2008

Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

8

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 48	Vice President	Since 2008	Currently, Head of Product Development Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*                    Officers hold their positions with the Fund until a successor has been duly elected and qualified.  Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders.  The officers were last elected on March 6, 2009.

**             Mr. Baltrus, Mr. Goodson, Ms. Greenstein, Mr. Keener, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Nichols, Mr. Pittard, Ms. Sitar and Mr. Sullivan hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., and The Emerging Markets Telecommunications Fund, Inc. and Aberdeen Funds, each of which may be deemed to be a part of the same “Fund Complex” as the Fund.

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Malone, Miles, Potter, Sacks, Sell, Sherman, Young, Bovingdon, Daniels and Gilbert) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States.  None of the Directors or officers has authorized an agent in the United States to receive notice.

The Fund’s bylaws provide that the Fund shall indemnify its current and former Directors and officers against liabilities and expenses, and that such Directors and officers shall be entitled to advances from the Fund for payment of reasonable expenses incurred by them to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended, in connection with matters as to which they are seeking indemnification in which they may be involved because of their position with the Fund.  The Fund’s bylaws do not, however, indemnify any current or former Director or officer against any liability to the Fund or any stockholder to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended.

Standing Committees of the Board of Directors

The Board of Directors has a standing Audit and Valuation Committee, Contract Review Committee, Nominating and Corporate Governance Committee, and Cost Review Committee, each of which is composed entirely of Independent Directors.  Each member is also “independent” within the meaning of the NYSE Amex LLC (“Amex”) listing standards.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non—audit work of the Fund’s independent registered public accounting firm, and reviews compliance by the Fund with regulations of the SEC and the Internal Revenue Service, and other

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related matters.  The members of the Fund’s Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Fund’s Valuation and Liquidity Procedures.  The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewing or amending the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements.  The members of the Fund’s Contract Review Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.  It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers.  The Committee generally meets twice annually to identify and evaluate nominees for Director and makes its recommendations to the Board at the time of the Board’s December meeting.  The Committee also periodically reviews Director compensation and will recommend any appropriate changes to the Board as a group.  The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.  The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles and William J. Potter.

The Committee will consider potential Director candidates recommended by Fund stockholders.  In 2004, the Fund’s Board approved “Policies for Consideration of Board Member Candidates submitted by Fund Stockholders” (“Policies”).  These Policies set forth requirements that stockholder candidates must meet in order to be considered as either an Independent Director or interested Director of the Fund, as defined by Section 2(a)(19) of the 1940 Act.  A stockholder or stockholder group submitting a candidate to the Nominating and Corporate Governance Committee must direct the submission to the attention of the Fund’s Secretary, who will forward such submission to the Committee for consideration.  Beginning with the 2010 Annual Meeting of Stockholders, notice of stockholder proposals must be provided to the Fund’s Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.  The submission must include the following:

(1)           Contact information for the nominating stockholder or stockholder group;

(2)           A certification from the nominating stockholder or stockholder group providing that the shares have been held continuously for at least two years as of the date of the submission of the candidate, and will continue to be held through the date of the Stockholders’ Meeting;

(3)           The candidate’s contact information and the number of applicable Fund shares owned by the candidate;

(4)           All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of Directors required by Regulation 14A under the 1934 Act;

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(5)           A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and consent to be named in the Fund’s proxy statement and form of proxy, if so designated by the Fund’s Board, and to serve as a Director if so elected;

(6)           A representation that, to the knowledge of the nominating stockholder or stockholder group, the nominee’s candidacy or, if elected, board membership, would not violate controlling state law or federal law or rules of a national securities exchange or national securities association applicable to the Fund; and

(7)           A statement as to whether or not, during the past ten years, the nominating stockholder or any member of the nominating stockholder group has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, the dates, the nature of the conviction, the name or other disposition of the case; and whether the individual has been involved in any other legal proceedings during the last five years, as specified in Item 401(f) of Regulation S-K.  When the nominating stockholder or any member of the nominating stockholder group is a general or limited partnership, syndicate or other group, the foregoing information must be provided with respect to (i) each partner of the general partnership; (ii) each partner who is, or functions as, a general partner of the limited partnership; (iii) each member of the syndicate or group; and (iv) each person controlling the partner or member.  If the nominating stockholder or any member of the nominating stockholder group is a corporation or if a person referred to in (i)-(iv) of the preceding sentence is a corporation, the foregoing information must be provided with respect to (a) each executive officer and director of the corporation; (b) each person controlling the corporation; and (c) each executive officer and director of any corporation or other person ultimately in control of the corporation.

In addition, with respect to Independent Director candidates, the stockholder or stockholder group submitting the candidate must also furnish a copy of the Schedule 13G or Schedule 13D filed with the SEC by the nominating stockholder or the nominating stockholder group.

In the event that a submission is deficient, the Committee will have sole discretion whether to seek corrections of such submission or to exclude a candidate from consideration.

Cost Review Committee

The Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided. The members of the Fund’s Cost Review Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

Board and Committee Meetings in Fiscal 2009

During the Fund’s fiscal year ended October 31, 2009, the Board of Directors held [    ] regular meetings; the Audit and Valuation Committee held [    ] meetings; the Contract Review Committee held [    ] meeting, the Nominating and Corporate Governance Committee held [    ] meetings and the Cost Review Committee held [    ] meeting.  Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

Ownership of Securities by Directors and Officers

As of October 31, 2009, based upon filings made with the SEC, the Fund’s Directors and officers, as a group, owned less than 1% of the Fund’s outstanding shares of Common Stock.  Mr. Moritz Sell is a director, market strategist of Landesbank Berlin AG (“LB”), and was initially appointed as a Director of the Fund as the representative of Bankgesellschaft Berlin AG (“BGB”), now known as Landesbank Berlin Holding AG (“LBH”), the parent company of LB.  At the 2007 Annual Meeting of Stockholders, Mr. Sell was elected by stockholders to serve a three-year term as a Class I Director of the Fund expiring at the Annual Meeting of Stockholders to be held in 2010.  Based solely upon information contained in filings made by LB with the SEC with respect to the Fund’s shares, as of November 24, 2009, LB was the beneficial owner of 1,367,574 shares of the

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Fund’s Common Stock (constituting approximately 7.1% of the Fund’s shares then outstanding).  See “Principal Holders of Securities.”

The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and officers.

As of December 31, 2009, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies*

Interested Directors
Moritz Sell	[$0**	$0**]
Hugh Young	[$10,001- $50,000	$10,001- $50,000]
Independent Directors
P. Gerald Malone	[$10,001- $50,000	$10,001- $50,000]
Neville J. Miles	[$10,001- $50,000	$50,001- $100,000]
William J. Potter	[$10,001- $50,000	$10,001- $50,000]
Peter D. Sacks	[$10,001- $50,000	$10,001- $50,000]
John T. Sheehy	[$10,001- $50,000	$10,001- $50,000]
Brian M. Sherman	[$10,001- $50,000	$10,001- $50,000]

*                    Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and The Indonesia Fund, Inc., all of which may be deemed to be in the same Family of Investment Companies.

**             Does not include shares of the Fund’s Common Stock owned by LB.  Mr. Sell is a director, market strategist of LB and was initially appointed as a Director of the Fund as the representative of BGB.  At the 2007 Annual Meeting of Stockholders, Mr. Sell was elected as a Director of the Fund in his own capacity and not as the representative of LB or LBH.

[As of December 31, 2009, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager, Investment Adviser, or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Investment Adviser.

As of the date of this Statement of Additional Information, none of the Independent Directors or their immediate family members owned any shares of the Fund’s principal underwriter, or of any person directly or indirectly controlling, controlled by, or under common control with, the Fund’s principal underwriter.

As of December 31, 2009, the officers of the Fund owned no shares of the Fund’s Common Stock.]

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2009.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively.

Each Independent Director receives a retainer fee of $19,000 per year and a fee of $2,000 per meeting for attendance at Board meetings.  In addition, the Chairman of the Board receives a fee of $12,000 per year, the Chairman of the Contract Review Committee receives a fee of $5,000 per year, and the Chairman of the Audit and Valuation Committee receives a fee of $5,000 per year.  There are no per meeting fees for attendance at meetings of

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the Board’s standing committees (Contract Review Committee, Audit and Valuation Committee, and Nominating and Corporate Governance Committee). Members of ad hoc committees of the Board receive a fee of $500 per meeting attended and the Chairman of each ad hoc committee receives an additional fee of $500 per meeting attended.  However, the fees for attendance at ad hoc committee meetings may be less than $500 per meeting, in certain instances where committee meetings are held jointly with committee meetings of other funds in the same Fund Complex.

Compensation Table
Fiscal Year Ended October 31, 2009

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*

P. Gerald Malone	$29,167	N/A	N/A	$160,500[( )]
Neville J. Miles	$46,833	N/A	N/A	$113,500[( )]
William J. Potter	$29,167	N/A	N/A	$94,500[( )]
Peter D. Sacks	$30,000	N/A	N/A	$125,000[( )]
Moritz Sell	$0	N/A	N/A	$0[( )]
John T. Sheehy	$34,833	N/A	N/A	$139,500[( )]
Brian M. Sherman	$28,500	N/A	N/A	$59,500[( )]
Hugh Young	$0	N/A	N/A	$0[( )]

*                    The number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2009.

PRINCIPAL HOLDERS OF SECURITIES

To the best of the Fund’s knowledge, based upon filings made by the respective entities with the SEC, as of November 24, 2009, the following entities beneficially owned five percent or more of the voting securities of the Fund:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

Common Stock, par value $0.01 per share	Landesbank Berlin AG Alexanderplatz 2 D-10178 Berlin, Germany	1,367,574	7.1%

INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND OTHER AGREEMENTS

Background

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund (the “Investment Manager”) and Aberdeen Asset Management Limited serves as investment adviser to the Fund (the “Investment Adviser”) pursuant to a management agreement dated as of March 8, 2004 (the “Management Agreement”) and an investment advisory agreement dated as of March 8, 2004 (the “Advisory Agreement”), respectively.  The Investment Manager, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions.  The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and provides or obtains such research and statistical data as may be necessary in connection therewith.

Upon the organization of the Fund in 1985, EquitiLink International Management Limited, an Australian corporation (“EIML”), served as the Fund’s investment manager, and EquitiLink Australia Limited, an Australian corporation (“EAL”), served as the Fund’s investment adviser.  In December 2000, Aberdeen Asset Management PLC, a Scots company (“Aberdeen PLC”), acquired the business of EIML and EAL, which continued to serve as the

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investment manager and investment adviser, respectively, of the Fund.  In connection with this acquisition, EIML entered into a new management agreement with the Fund, and EAL and EIML entered into a new investment advisory agreement with the Fund.  Each of such agreements was approved by the Fund’s Board of Directors and separately by a majority of the Fund’s Independent Directors, and subsequently by the Fund’s stockholders.  Following this acquisition, the name of EIML was changed to Aberdeen Asset Managers (C.I.) Limited (“AAMCIL”) and the name of EAL was changed to Aberdeen Asset Management Limited (“AAML”).

In December 2003, the Board of Directors approved the transfer by AAMCIL to Aberdeen Asset Management Asia Limited (“AAMAL”, an affiliate of AAMCIL), of the rights and obligations of AAMCIL under the management agreement and the investment advisory agreement entered into in December 2000.  This transfer was effected pursuant to the current Management Agreement and Advisory Agreement, both dated as of March 8, 2004.  Prior to becoming the Fund’s Investment Manager, AAMAL and its personnel had been providing portfolio management, research and trading services to the Fund pursuant to a Memorandum of Understanding with AAMCIL and AAML.  The transfer was not intended to, and did not result in, any change in the fundamental investment processes, investment strategies or investment techniques employed by portfolio managers and investment professionals in providing investment advisory services to the Fund, and did not result in any change in the terms of the Fund’s management and advisory agreements, other than in the name of the investment manager.

The Investment Manager, Aberdeen Asset Management Asia Limited, is a Singapore corporation incorporated in 1991.  The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  The Investment Manager serves as Investment Manager to both equity and fixed income investment portfolios for a range of clients, with approximately $[      ] billion in assets as of [               ], 2009, including the Fund and three other U.S. registered closed-end funds with aggregate net assets of approximately $[    ] billion as of [                   ], 2009.

The Investment Adviser, Aberdeen Asset Management Limited, is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager.  The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia.  The Investment Adviser’s principal business focus is to provide investment management services with regard to equity and fixed income investments in Australian securities.  The Investment Adviser managed approximately $[    ] billion of assets, as of [                 ], 2009.

The Investment Manager is a wholly-owned subsidiary of Aberdeen PLC.  The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG.  Aberdeen PLC is the parent company of an asset management group managing approximately $[      ] billion of assets, as of [                 ], 2009, including approximately $[    ]billion of investments in equity securities as of [                 ], 2009, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.

Considerations in Approving Renewal of Management Agreement and Advisory Agreement

The Management Agreement and the Advisory Agreement (collectively, the “Agreements”) became effective as of March 8, 2004, for an initial term through December 21, 2004.  At an in-person meeting of the Board of Directors (the “Board”) of the Fund held in September, 2009, the Board of Directors, including all of the Independent Directors, considered and approved for an additional twelve-month term the continuation of the Fund’s management agreement with the Investment Manager and the investment advisory agreement among the Fund, the Investment Manager and the Investment Adviser (collectively, “Agreements”). The Investment Manager and the Investment Adviser are sometimes each referred to as an “Adviser” and, collectively, as the “Advisers.”

The Independent Directors were advised by separate independent legal counsel throughout the process. In advance of the meeting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. At the meeting, the Directors reviewed a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that

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the Agreements be renewed, noting that the Committee also had discussed, with representatives of management and separately in executive session with independent counsel at which no representatives of management were present, among other factors, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers and their affiliates, the Fund’s expense ratio, Fund performance, the Fund’s and Adviser’s compliance programs, any economies of scale with respect to the management of the Fund, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers.

In considering whether to approve the renewal of the Agreements, the Directors received a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information of a peer group of funds selected by an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The Board’s materials also contained information as to the profitability of the Advisers and their affiliates from their relationship with the Fund. The Committee and the Board of Directors, including the Independent Directors, also considered other matters such as (i) the Advisers’ financial results and financial condition, (ii) the Fund’s investment objective and strategies and the Advisers’ investment personnel and operations, (iii) the procedures employed to determine the value of the Fund’s assets, (iv) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, and (v) possible conflicts of interest. Throughout the process, the Directors were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Directors in connection with their consideration of the renewal of the Agreements, the Directors receive materials in advance of each regular quarterly meeting that provide information relating to the services provided by the Advisers. In this regard, the Board reviews reports of the Advisers which include, among other things, a portfolio review and Fund performance reports.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee and the Board of Directors reached, among others, the following conclusions:

•                  Nature, Extent and Quality of Services. The Committee and the Board were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee and the Board reviewed, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board (and the Committee) received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee and the Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Committee and the Board also considered the allocation of responsibilities among the Advisers. In addition, the Committee and the Board considered the financial condition of the Advisers and whether they had the financial wherewithal to provide a high level and quality of service to the Fund. The Committee and the Board also considered information received from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Committee and the Board also considered the Advisers’ brokerage polices and practices. Management also reported to the Committee and the Board on, among other things, its business plans and organizational changes. The Committee and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. The Committee and the Board determined that the advisory services provided were extensive in nature and of high quality.

•                  Fees and Expenses. The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective

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advisory fee rates of a peer group consisting of all closed-end funds in the Pacific Asia ex-Japan stock Morningstar category as compiled by Strategic Insight (“SI”), an independent third-party provider of mutual fund data (the “Peer Group”). The SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2009, and which reflects both the advisory fee and the administration fee) was below the Peer Group’s median and average fee rates, respectively. The Committee and the Board noted that, among other information, the SI data also indicated that the Fund’s annualized expense ratio based on average net assets, excluding the principal amount of borrowings, for the six months ended April 30, 2009 was above the average and median expense ratios, respectively, of the Peer Group. The Committee and the Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total Managed Assets, whether attributable to common stock, preferred stock or bank borrowings. The Committee and the Board also considered that the compensation paid to the Investment Adviser is paid by the Investment Manager and not the Fund, and, accordingly that the retention of the Investment Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Committee and the Board also took into account the size of the Fund and its effect on the Fund’s expense ratio. The Committee and the Board also took into account management’s discussion of the Fund’s expenses, including other factors that impacted the Fund’s expenses, as well as certain actions taken by the Board during the past year to reduce the Fund’s operating expenses. The Committee and the Board noted that the expense information in the SI report did not fully reflect such potential cost savings. The Committee and the Board also received information from management regarding the fees charged by the Advisers to a non-open-end and a closed-end fund, both incorporated outside of the U.S., investing primarily in an asset class similar to that of the Fund. The Committee and the Board concluded that the fee paid by the Fund was reasonable, given the differences in the funds’ sizes, investment objectives and restrictions, and diversification requirements.

•                  Performance. The Committee and the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The SI report indicated that the Fund ranked 3rd out of 19 for the year-to-date period ended April 30, 2009, 11th out of 19 for the oneyear period ended April 30, 2009, 8th out of 18 for the three-year period ended April 30, 2009 and 10th out of 19 for the five-year period ended April 30, 2009. The Committee and the Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category, which indicated that the Fund had outperformed the average of such group of funds for the one-year, three-year and five-year periods ended June 30, 2009 and was below the average for the year-to-date period ended June 30, 2009.

The Committee and the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Committee and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of each of the funds in the Morningstar Group, and other Aberdeen-managed funds. The Committee and the Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds. The Committee and the Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Committee and the Board also noted that the Fund outperformed its benchmark for the one- year period ended April 30, 2009, and underperformed its benchmark for the three- and five-year periods ended April 30, 2009. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s underperformance relative to its benchmark over the longer-term, including the impact of market conditions on the Advisers’ investment style. The Committee and the Board concluded that overall performance results were satisfactory and supported renewal of the Agreements.

•                  Economies of Scale. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on factors including that the Fund’s management fee schedule provides breakpoints at higher

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asset levels, and that profitability of the Investment Manager and the Investment Adviser were determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

•                  Profitability; Ancillary Benefits. The Committee and the Board considered information indicating the costs and profitability of the Advisers and their affiliates in providing services to the Fund, as well as any ancillary benefits. In addition, the Committee and the Board received information with respect to management’s allocation methodologies used in preparing this profitability data. The Board noted that AAMI, an affiliate of the Advisers, provides administrative and investor relations services to the Fund, for which it receives fees. The Committee and the Board determined that in light of the nature, extent and quality of services provided to the Fund, the profitability of the Advisers and its affiliates from their relationship with the Fund was reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable.

In considering the Agreements, the Committee and the Board considered a variety of factors, including those factors discussed above. The Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances, and each Director may have attributed different weight to the various factors. Based on their deliberations and their evaluation of the information provided to them, the Committee and the Board, including a majority of the Independent Directors, concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the renewal of the Agreements.

Terms of the Management Agreement

The Management Agreement provides that the Investment Manager will manage, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Fund’s Board of Directors, the Fund’s investments and make investment decisions on behalf of the Fund including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.  The Management Agreement further provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Manager of, its duties and obligations under the Management Agreement.

The Management Agreement provides that the Investment Manager may, at its expense, employ, consult or associate with itself, such person or persons as it believes necessary to assist it in carrying out its obligations thereunder, provided, however, that if any such person would be an “investment adviser” (as that term is defined under the 1940 Act) to the Fund, (a) the Fund is a party to any contract with such a person and (b) the contract is approved by the Fund’s stockholders and Directors, including Independent Directors, as required by the 1940 Act.

Management Fee.  The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 1.10% of the Fund’s average weekly Managed Assets up to $50 million; 0.90% of Managed Assets between $50 million and $100 million; and 0.70% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month.  Managed Assets are defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid management fees of $1,446,566, $2,278,916, and $2,286,243, respectively.  The investment manager has informed the Fund that, during the same periods, the investment manager paid advisory fees of $369,484, $557,873, and $546,796, respectively, to the Investment Adviser.

Payment of Expenses.  The Management Agreement obligates the Investment Manager to bear all expenses of its employees, except as provided in the following sentence, and overhead incurred in connection with its duties

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under the Management Agreement and to pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager.  The Fund will bear all of its own expenses, including: expenses of organizing the Fund; fees of the Fund’s Independent Directors; out-of-pocket expenses for all Directors and officers of the Fund, including expenses incurred by the Investment Manager’s employees who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses; and other expenses incurred by the Fund in connection with meetings of Directors and stockholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of stockholders’ meetings and of the preparation and distribution of proxies and reports to stockholders.  The expenses of the offering of the shares covered by this registration statement include a sales load calculated as [_]% of the public offering price.  Of this amount, [_]% of the public offering price will be paid by the Investment Manager.

Duration and Termination.  The Management Agreement became effective as of March 8, 2004 for an initial term until December 22, 2004.  The Management Agreement provides that it will continue in effect for successive 12-month periods, if not sooner terminated, provided that each such continuance is specifically approved annually by (1) the vote of a majority of the Fund’s Board of Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s Board of Directors.  The Management Agreement may be terminated at any time by the Fund without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund upon at least 60 days’ written notice to the Investment Manager.  The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).  In addition, the Investment Manager may terminate the Management Agreement upon at least 90 days’ written notice to the Fund.  Continuation of the Management Agreement was most recently approved unanimously by the Fund’s Board of Directors, and by the Fund’s Independent Directors voting separately, at an in-person meeting held on September 10, 2009.

Terms of the Advisory Agreement

The Advisory Agreement provides that the Investment Adviser will make recommendations to the Investment Manager as to specific portfolio securities, which are denominated in Australian or New Zealand dollars, to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith.  The Advisory Agreement further provides that the Investment Adviser will give the Investment Manager and the Fund the benefit of the Investment Adviser’s best judgment and efforts in rendering services under the Advisory Agreement.

The Advisory Agreement provides that neither the Investment Manager nor the Investment Adviser will be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Investment Adviser, as appropriate, in the performance of, or from reckless disregard by such party of such party’s obligations and duties under, the Advisory Agreement.

Advisory Fee.  Under the Advisory Agreement, the Investment Manager pays the Investment Adviser a fee computed at the annual rate of 0.30% of the Fund’s average weekly Managed Assets up to $50 million; 0.25% of Managed Assets between $50 million and $100 million; and 0.15% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month.  Managed Assets are defined in the Advisory Agreement as net assets plus the amount of any borrowings for investment purposes.

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Payment of Expenses.  The Advisory Agreement obligates the Investment Adviser to bear all expenses of its employees, except certain expenses incurred by the Investment Adviser’s employees who serve as officers and Directors of the Fund which are reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses.  The Advisory Agreement also obligates the Investment Adviser to bear all overhead incurred in connection with its duties under the Advisory Agreement and to pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

Duration and Termination.  The Advisory Agreement became effective as of March 8, 2004 for an initial term until December 22, 2004.  The Advisory Agreement provides that it will continue in effect for successive 12-month periods, if not sooner terminated, provided that each such continuance is specifically approved annually by (1) the vote of a majority of the Fund’s Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s entire Board of Directors.  The Advisory Agreement may be terminated at any time by the Fund without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund, upon at least 60 days’ written notice to the Investment Manager and the Investment Adviser.  The Advisory Agreement will terminate automatically as to any party in the event of its assignment (as defined in the 1940 Act) by that party.  In addition, the Investment Manager or the Investment Adviser may terminate the Advisory Agreement as to such party upon at least 90 days’ written notice to the Fund and the other party, but any such termination shall not affect continuance of the Advisory Agreement as to the remaining parties.  Continuation of the Advisory Agreement was most recently approved unanimously by the Fund’s Board of Directors, and by the Fund’s Independent Directors voting separately, at an in-person meeting held on September 10, 2009.

Experience of the Investment Manager and Investment Adviser and of the Aberdeen Group; Location of the Investment Manager and Investment Adviser

The Investment Manager and the Investment Adviser also serve in these capacities for Aberdeen Global Income Fund, Inc., a non-diversified, closed-end management investment company investing in global fixed income securities, which commenced operations in 1992 and the shares of which are listed on the Amex; Aberdeen Asia-Pacific Income Fund, Inc., a non-diversified closed-end management investment company investing primarily in Australian and Asian debt securities, which commenced operations in 1986 and the shares of which are listed on the Amex; and Aberdeen Asia-Pacific Income Investment Company Limited, a closed-end management investment company investing primarily in Australian and Asian debt securities, which commenced operations in 1986 and the shares of which are listed on the Toronto Stock Exchange. The Investment Manager also serves as the Investment Adviser of The Indonesia Fund, Inc., a non-diversified closed-end management investment company investing primarily in equity and debt securities of Indonesian companies, which commenced operations in 1990 and the shares of which are listed on the Amex.  The Investment Manager and the Investment Adviser are registered with the SEC under the Investment Advisers Act of 1940, as amended.

The Advisers, together with other affiliates of Aberdeen Asset Management PLC (collectively, the “Aberdeen Group”) form a globally diversified management firm.  As of [               ], 2009 the Aberdeen Group had approximately $[      ] billion in assets under management.

In rendering investment advisory services, the Investment Manager and Investment Adviser may use the resources of Aberdeen Asset Managers Limited (“Aberdeen UK”), a United Kingdom corporation which is a wholly-owned investment adviser subsidiary of Aberdeen PLC.  The Investment Manager and Investment Adviser have entered into a Memorandum of Understanding with Aberdeen UK, pursuant to which investment professionals from Aberdeen UK may render portfolio management, research or trading services to the U.S. clients of the Advisers, including the Fund.

Each of the Advisers has all, or a substantial part, of its assets located outside of the United States.  As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Advisers predicated solely on the civil liability provisions of the U.S. federal or state securities laws.  The Fund has been advised that there is doubt as to the enforceability in the courts of Australia, in original actions or in actions for enforcement of judgments of U.S. courts against the Investment Adviser, predicated solely upon the civil liability

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provisions of the federal securities laws of the United States.  The Fund has also been advised that there is uncertainty as to whether the courts of Singapore would recognize and enforce judgments of the United States courts obtained against the Advisers predicated upon the civil liability provisions of the federal securities laws of the United States or the securities laws of any state in the United States or entertain original actions brought in Singapore courts against the Advisers predicated upon the federal securities laws of the United States or the securities laws of any state in the United States, unless the facts surrounding such a violation would constitute or give rise to a cause of action under the laws of Singapore.

Relationship of Certain Directors, Officers and Service Providers to Investment Manager and Investment Adviser

Mr. Hugh Young, a Director of the Fund, also serves as the Managing Director of the Investment Manager and a Director of the Investment Adviser, and as a member of the Executive Management Committee of Aberdeen Asset Management PLC.  Mr. Martin Gilbert, a Vice President of the Fund, also serves as a Director of the Investment Manager and the Investment Adviser, and is the Chief Executive and an Executive Director of Aberdeen Asset Management PLC.  Mr. Mark Daniels, a Vice President of the Fund, also serves as a Director of the Investment Adviser.  Messrs. Young, Gilbert and Daniels are also stockholders of Aberdeen Asset Management PLC.

Aberdeen Asset Management Inc. (“AAMI” or “Administrator”), an affiliate of the Investment Manager and the Investment Adviser, serves as the Fund’s administrator, see “Other Agreements — Administration Agreement with Aberdeen Asset Management Inc.” below.  AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 32nd Floor, Philadelphia PA 19103.  AAMI also provides investor relations services to the Fund under an investor relations services agreement.  Mr. Martin Gilbert, Mr. Alan Goodson and Ms. Jennifer Nichols, who serve as officers of the Fund, are also directors and/or officers of AAMI.  See “Management of the Fund-Officers who are not Directors” for further information.

Other Agreements

Administration Agreement with Aberdeen Asset Management Inc.

Pursuant to an administration agreement effective November 1, 2004 (“Administration Agreement”), AAMI is responsible, subject to the control, supervision and direction of the Board of Directors, for providing to the Fund operational management, coordination and oversight of the Fund’s service providers, negotiation of the Fund’s service contracts, preparation of various financial information and reports, arrangements for payment of Fund expenses, monitoring of compliance with the Fund’s investment objectives, policies and restrictions and with applicable tax law and regulations, maintenance of the Fund’s books and records and other administrative services.  AAMI receives a fee at an annual rate equal to 0.08% of the Fund’s average weekly net assets plus the amount of any borrowings for investment purposes.  Pursuant to the Administration Agreement, AAMI may also delegate certain of its duties and obligations to third parties.  Presently, AAMI delegates certain of its responsibilities to a sub-administrator, State Street Bank and Trust Company.  Prior to January 31, 2010, AAMI had delegated certain of its responsibilities to another sub-administrator, Princeton Administrators, L.P.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid administration fees of $139,226, $240,296, and $113,500, respectively.

CODE OF ETHICS

The Fund and the Advisers have each adopted a code of ethics (each, a “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act.  Subject to certain conditions and restrictions, each Code of Ethics permits personnel who are subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

Each Code of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-

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8090.  Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below.  The following table identifies, as of October 31, 2009: (i) the portfolio(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager			Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number	Total Assets (in $millions)	Number	Total Assets (in $millions)		Number	Total Assets (in $millions)

Hugh Young					*			*
Peter Hames					*			*
Mark Daniels					**
Michelle Lopez
Natalie Tam

*                Total assets are as of October 31, 2009 and have been translated to U.S. dollars at a rate of: [        ] Singapore dollars = U.S. $1.00.  There are [    ] accounts (with assets under management totaling approximately $[    ] billion) with respect to which part of the advisory fee is based on the performance of the account.  The investment strategies of these [    ] accounts are significantly different from that of the Fund, so the performance fee should not create any material conflict between the interest of the Portfolio Manager (and consequently, the Advisers) and the interest of the Fund.

**         Total assets are as of October 31, 2009 and have been translated into U.S. dollars at a rate of [        ] Australian dollars = U.S. $1.00.

Securities Ownership by Portfolio Managers

The table below shows the dollar range of shares of the Fund’s Common Stock beneficially owned, as of October 31, 2009 by each portfolio manager of the Fund.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

Hugh Young	[$10,001 – $50,000]
Peter Hames
Mark Daniels
Michelle Lopez
Natalie Tam

Due to the fact that the Fund’s portfolio managers are located outside of the United States, they would tend to purchase funds domiciled in the respective countries in which they reside.

Conflicts of Interest

Conflicts of interest potentially may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts managed by the portfolio manager, on the other.  Such conflicts may arise where some client accounts are managed based on higher fees than the fees paid by other client accounts, because the incentives associated with any given account may be significantly higher

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or lower than those associated with other accounts.  Such conflicts could arise with respect to the allocation of investment opportunities among different client accounts, or the allocation of time by the portfolio manager and the Advisers among those accounts.

The management of multiple client accounts may result in the individual portfolio managers (and consequently, the Advisers) devoting unequal time and attention to the management of a particular client account.  The portfolio managers and the Advisers seek to manage competing interests by focusing on a particular investment discipline or complementary investment disciplines and aggregating transactions in a fair and equitable manner.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Advisers.  If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisers.  In making these allocations, the factors to be considered include, but are not limited to, the respective investment objectives of the Fund and other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and other clients.

Portfolio Manager Compensation

Aberdeen recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of Aberdeen and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, Aberdeen takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  Aberdeen uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of Aberdeen’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of Aberdeen’s profitability.

Staff performance is reviewed formally once a year, with some areas undertaking mid-term reviews. The review process looks at all of the ways in which an individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance along with the Company’s overall performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. The AAMI Remuneration Committee has made a decision to refrain from setting a cap on the percentage of bonus compared to an employee’s base salary.  AAMI wishes to provide incentives to Portfolio Managers to perform in the long term by awarding a major part of their bonus as deferred shares.

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In the calculation of a portfolio manager’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. Each Fund’s performance is judged against the benchmark as established in the relevant Fund’s most recent shareholder report. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of Aberdeen’s Code of Ethics, but any such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long Term Incentives As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of Aberdeen for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

Aberdeen offers a meritocracy and a very flat management structure.  The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

Aberdeen does not “tie in” portfolio managers with long-term and restrictive contractual obligations, however.  Aberdeen aims to retain key individuals primarily through the provision of competitive compensation and other benefits.  It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Aberdeen Group’s equities portfolio managers generally make and implement investment decisions using the team approach.  Regional dealers execute the trades for all of the equities portfolio managers using a centralized trading structure.  The Aberdeen Group manages client portfolios in accordance with any investment objectives, policies or restrictions documented by the client and acknowledged by the Aberdeen Group.  In the case of an investment company client, such as the Fund, its investment objectives, policies and restrictions are set forth in its Prospectus, and may subsequently have been amended by stockholders or the Board of Directors as reflected in minutes of meetings of stockholders and the Board of Directors.

In selecting brokers and dealers and in effecting portfolio transactions, the Advisers, together with certain affiliated entities providing advisory services to U.S. clients (each an “Aberdeen Group Adviser” and, collectively, the “Aberdeen Group Advisers”) seek to obtain the best combination of price and execution with respect to clients’ portfolio transactions.  It is the policy of the Aberdeen Group Advisers to ensure that their respective client accounts, including the Fund: (1) participate in trades in a fair way; (2) participate in trades in which the intended basis of allocation is recorded before any order is (a) passed by a fund manager to a broker, or (b) instructed to a broker/counterparty; and (3) have trades allocated fairly, if only a percentage of the originally intended allocation can be filled.  The Aberdeen Group Advisers are not required to aggregate transactions for client accounts.  However, when a decision is made to aggregate transactions on behalf of more than one client account, those transactions will be allocated to all participating client accounts in a fair and equitable manner.  The methods of allocation used by the Aberdeen Group Advisers may include pro rata, rotation or random allocation depending on various considerations.  Regular monitoring will be employed to ensure that the Aberdeen Group Advisers’ Best

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Execution, Soft Dollar, Order Aggregation and Trade Allocation Policies and Procedures (“Procedures”) are followed and satisfy the Aberdeen Group Advisers’ fiduciary duty to seek best execution.

There are no specific statutory provisions or rules under the federal securities laws applicable to best execution or trade allocation.  However, based on guidance provided by the staff of the SEC, the Aberdeen Group Advisers may individually or jointly aggregate orders for the purchase and sale of securities on behalf of most investment advisory clients, including individual client accounts, investment companies and other collective investment vehicles in which the Aberdeen Group Advisers or their associated persons might have an interest, provided that based on the time each order was received, the Aberdeen Group Advisers:

•                 Do not intentionally favor any client account over any other client account;

•                 Ensure that each client account eligible to participate in an aggregated order participates at the average execution price for the appropriate time frame;

•                 Aggregate trades only if consistent with the duty to seek best execution and with the terms of the relevant investment management and investment advisory agreements and applicable law;

•                 Specify the participating client accounts and the relevant allocation method with regard to each aggregated order;

•                 Fully disclose their aggregation policies to all clients;

•                 Provide individual investment advice to each client account;

•                 Do not receive any additional compensation or remuneration of any kind solely as a result of the aggregation or the allocation;

•                 Separately reflect in their books and records, for each client account whose orders are aggregated, the securities held by, and bought and sold for, each client account;

•                 Deposit all funds and securities for aggregated client accounts with one or more banks, trust companies or broker-dealers and ensure that neither the clients’ cash nor their securities will be held any longer than necessary to settle the purchase or sale in question; and

•                 Provide notice of the Procedures to the boards of directors of the funds whose trades may be aggregated with those of other clients accounts.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid aggregate brokerage commissions of $138,806, $240,201, and $348,665, respectively.  Commissions paid in 2009 reflect a lower portfolio turnover rate as compared to 2008.

No brokerage commission was paid by the Fund, during the fiscal years ended October 31, 2009, 2008, and 2007, to any broker that: (1) was then an affiliated person of the Fund; (2) was then an affiliated person of an affiliated person of the Fund; or (3) had an affiliated person that is an affiliated person of the Fund, its investment adviser, its investment manager, or principal underwriter.

Each Aberdeen Group Adviser has a fiduciary duty to place the interests of its clients above its own interests.  Among other things, this duty requires each Aberdeen Adviser to seek best execution in effecting portfolio transactions for client accounts.  Steps associated with seeking best execution are to: (1) determine each client’s trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

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The SEC generally describes “best execution” as executing securities transactions so that a client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  However, the SEC has stated that, in selecting a broker or dealer, the determining factor is not the lowest possible commission cost but rather whether the transaction represents the best qualitative execution.

In evaluating whether best execution is being obtained, the Aberdeen Group Advisers must exercise reasonable, good faith judgment to select broker-dealers that consistently provide best execution with respect to the securities they handle.  It is well-recognized that broker-dealers may have different execution capabilities with respect to different types of securities.  When seeking best execution and when making after-the-fact determinations as to whether best execution has been obtained, the Aberdeen Group Advisers do not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but will consider and evaluate the factors discussed below and document such factors as necessary:

1.             Price and Commission Rates.  The Aberdeen Group Advisers will evaluate the price at which a transaction is executed, commission rates, and total costs (price plus commission).  The Advisers do not engage in principal transactions.  Price and commission rates are compared among a number of broker-dealers, if available (how many will depend on the nature of the security and the markets in which it trades).  Persons acting on behalf of the Fund may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of best execution, provided the Advisers believe this to be in the best interest of the Fund.

2.             Execution Capability.  Execution capability generally involves the relative ability of a broker-dealer to execute an order at the best available price, as well as the speed, quality, overall cost, and certainty of execution.  Factors the Aberdeen Group Advisers may consider in assessing a broker-dealer’s execution capability include, but are not limited to, the following:

•                 speed of execution;

•                 ratio of complete versus incomplete trades;

•                 the ability of the broker-dealer to minimize costs associated with implementing investment decisions;

•                 the character of and market for the particular security;

•                 the size and type of transaction;

•                 the number of primary markets that are checked;

•                 the broker-dealer’s reliability in executing trades and keeping records, including accounting for trade errors and correcting them in a satisfactory manner;

•                 the broker-dealer’s access to primary markets and quotation sources;

•                 the broker-dealer’s familiarity with and knowledge of the primary markets;

•                 the broker-dealer’s access to underwriting offerings and secondary markets;

•                 the broker-dealer’s clearance and trade settlement record (i.e., record of effecting securities transactions timely);

•                 the broker-dealer’s ability to engage in cross-border or different time zone trading, when required;

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•                 the broker-dealer’s ability to handle high-volume transactions without undue market impact; and

•                 the broker-dealer’s ability to handle large trades in securities with limited liquidity.

3.             Responsiveness and Financial Responsibility.  The Aberdeen Group Advisers also shall consider the broker-dealer’s responsiveness, financial responsibility, creditworthiness and any other factors that may affect confidence in the broker-dealer’s stability.  In this regard, the Aberdeen Group Advisers shall not engage in securities transactions with any broker-dealer that is unwilling to provide complete and timely disclosure of its financial condition upon reasonable request.  In addition, the Aberdeen Group Advisers may consider some or all of the following factors with respect to broker-dealers with which they do business:

•                 the adequacy of the capital of the broker-dealers in relationship to other broker-dealers;

•                 the broker-dealer’s willingness and ability to maintain quality services during volatile market periods or unusual market conditions;

•                 the broker-dealer’s willingness to accommodate the Aberdeen Group Advisers’ special needs;

•                 accuracy in preparation of confirmations; and

•                 the broker-dealer’s willingness and ability to commit capital by taking positions in order to complete trades.

4.             Other Factors.  Other factors that the Aberdeen Group Advisers may consider in selecting broker-dealers include:

•                 the broker-dealer’s integrity (e.g., the ability to maintain confidentiality and/or anonymity of the client and/or investment adviser);

•                 the quality of the communication links between the broker-dealer and the Aberdeen Group Advisers;

•                 the adequacy of the information provided to the Aberdeen Group Advisers by the broker-dealer;

•                 the broker-dealer’s ability to provide ad hoc information or services, such as suggestions that improve the quality of trade executions, proprietary or third-party research (involving, for example, market information and identification of potential investment opportunities), visits with research analysts, access to broker-dealer staff, and access to issuers and their “road-shows;” and

•                 the broker-dealer’s use of electronic communication networks.

The Aberdeen Group Advisers may also consider any other factors they deem relevant to best execution, so long as such consideration is documented in a manner consistent with the Procedures.  With respect to the Fund, these factors might include the broker-dealer’s ability to:

•                 execute unique trading strategies;

•                 execute and settle difficult trades;

•                 handle client-directed brokerage arrangements;

•                 implement step-outs;

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•                 participate in underwriting syndicates; and

•                 obtain initial public offering shares.

5.             Value of Execution and Research Services Provided.  The Aberdeen Group Advisers may also consider the value of a broker-dealer’s execution and research services, including, but not limited to, third party research provided to the Aberdeen Group Advisers by the broker-dealer (i.e., “soft dollar” services), provided they fall within the safe harbor of Section 28(e) of the 1934 Act.

Effective December 2004, the Investment Manager discontinued the use of soft dollars with respect to the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s proxy voting policies and procedures are attached to this SAI as Appendix A.  The Board has delegated to the Investment Manager and the Investment Adviser responsibility for decisions regarding proxy voting for securities held by the Fund.  The Investment Manager and Investment Adviser will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed by the Board, and which are attached to this SAI as Appendix B.  Any material changes to the proxy voting policies and procedures of the Fund, or the Advisers, will be submitted to the Board for approval or review, as the case may be.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available (1) without charge, upon request by calling 1-866-839-5205 and (2) on the SEC’s website (http://www.sec.gov).

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its stockholders.  It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.  The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

United States Taxes Tax Treatment of the Fund—General

The Fund has elected to be treated as, and intends to continue to qualify annually as, a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (“Code”).

To qualify as and to be taxed as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in certain qualified publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded Partnership”) (“Qualifying Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses (or related trades or businesses) or of one or

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more Qualified Publicly Traded Partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.  The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a regulated investment company’s business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement.  To date, such regulations have not been promulgated.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to stockholders.  However, the Fund would be subject to corporate income tax (currently at a 35% rate) on any undistributed income.  The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax.  To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31st of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax.  To prevent application of the excise tax, the Fund generally intends to make its distributions in accordance with the calendar year distribution requirement, in any given year, however, the Fund may decide to forego all or a portion of any such distributions and pay the associated excise tax.

A distribution will be treated as having been paid on December 31st if it is declared by the Fund in October, November or December with a record date in such month and is paid by the Fund in January of the following year.  Accordingly, such distributions will be taxable to stockholders in the calendar year in which the distributions are declared.

The Fund may distribute net capital gains at least annually and designate them as capital gain dividends where appropriate, or, alternatively, the Fund may choose to retain net capital gains and pay corporate income tax (and, possibly, an excise tax) thereon.  In the event that the Fund retains net capital gains, the Fund would most likely make an election which would require each stockholder of record on the last day of the Fund’s taxable year to include in gross income for U.S. federal tax purposes his or her proportionate share of the Fund’s undistributed net capital gain.  If such an election were made, each stockholder would be entitled to credit his or her proportionate share of the tax paid by the Fund against his or her federal income tax liabilities and to claim a refund to the extent that the credit exceeds such liabilities.  Tax-qualified pension plans and individual retirement accounts (“IRAs”) (through their custodian or trustee), as well as nonresident aliens and foreign corporations, can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. federal income tax return.  In addition, the stockholder would be entitled to increase the basis of the shares for U.S. federal tax purposes by an amount equal to 65% of his or her proportionate share of the undistributed net capital gain.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its stockholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will be taxable to stockholders as dividend income.  However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of stockholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year and may be required to recognize any net unrealized gains on its entire portfolio in order to requalify as a regulated investment company.

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Distributions

For U.S. federal income tax purposes, dividends paid by the Fund out of its investment company taxable income generally will be taxable to a U.S. stockholder as ordinary income.  To the extent that the Fund designates distributions of net capital gains as capital gain dividends, such distributions will be taxable to a stockholder as long-term gain, regardless of how long the stockholder has held the Fund’s shares, and are not eligible for the dividends-received deduction.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

Because none of the Fund’s income is expected to consist of dividends paid by U.S. corporations, none of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction.

A portion of the dividends received from the Fund by an individual stockholder may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains.  A Fund distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Fund distributions are taxable to stockholders in the same manner whether received in cash or reinvested in additional Fund shares.

Stockholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.  Stockholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution of the cash that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.  Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received.

Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar (or any other currency which is a functional currency of the Fund) and the other currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.  Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31st.

Sale of Shares

Upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, a stockholder may realize a taxable gain or loss depending upon his basis in the shares.  The gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the stockholder’s hands and generally will be long-term or short-term gain, depending upon the stockholder’s holding period for the shares.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.  In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder with respect to the shares.

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Passive Foreign Investment Companies

If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its stockholders.  The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock.  The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock.  Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its stockholders.

The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company.  These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund.  In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain.  Alternatively, if eligible, the Fund may be able to elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year.  Any resulting gain, and any gain from an actual disposition of the stock, would be reported as ordinary income.  Any resulting loss would be deductible to the extent of any net mark-to-market gain (that is, previously included mark-to-market gain that has not been offset by mark-to-market losses).  Any allowable mark-to-market loss, as well as any loss from an actual disposition of the stock (to the extent not in excess of any net mark-to-market gain) would be treated as ordinary loss.  The Fund may make either of these elections with respect to its investments in foreign investment companies.  Under either election, the Fund might be required to recognize in a year income in excess of its distributions from foreign investment companies and its proceeds from dispositions of foreign investment company stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).  Dividends paid by foreign investment companies will not be treated as qualified dividend income.

Currency Fluctuations— “Section 988” Gains or Losses

Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt securities denominated in a currency which is not a functional currency of the Fund, gains or losses attributable to fluctuations in the value of the currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss.  These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its stockholders as ordinary income.

For U.S. federal income and excise tax purposes, the Fund uses the Australian dollar as its functional currency in accounting for its investments in Australia and New Zealand.  Gains and losses on non-Australian investments will first be translated into the Australian dollar equivalent, which may result in Section 988 gains or losses as described above, and then into their U.S. dollar equivalent for purposes of computing U.S. tax liabilities.  Because the Australian dollar is the functional currency of the Fund, the Fund is not required to take into account gains or losses attributable to fluctuations in the value of this functional currency, which otherwise would be treated as Section 988 gains or losses, described above.  However, remittances from Australia or New Zealand to the United States will result in recognition of ordinary gains or losses attributable to fluctuations in the value of the Australian dollar.

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Certain Securities Transactions

Options, Futures and Forward Contracts.

The premium received by the Fund for writing a put or call option is not included in income at the time of receipt for equity options and over-the-counter options on debt securities.  If the option expires, the premium is short-term capital gain to the Fund.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss.  If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  If a put option written by the Fund is exercised, thereby requiring the Fund to purchase the underlying security, the premium will decrease the Fund’s basis for the acquired security for purposes of determining the Fund’s gain or loss on a subsequent disposition of the acquired security.  If the Fund sells a put or a call option it purchased, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the sale of the underlying security in determining gain or loss.

Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses.  Also, Section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in “straddles” under the Code.  The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.

Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales.  Under certain circumstances, the Fund may recognize gain (but not loss) from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position.  In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund’s holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.  Constructive sale treatment does not apply to transactions closed before the end of the 30th day after the close of the taxable year, if certain conditions are met.

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Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  For example, the Fund’s dividend income derived from Australian sources generally is subject to a 15% Australian withholding tax.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to “pass-through” to the Fund’s stockholders the amount of foreign taxes paid by the Fund.  Pursuant to this election, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his proportionate share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations.  No deduction for foreign taxes may be claimed by an individual stockholder who does not itemize deductions.  The deduction for foreign taxes is not allowable in computing alternative minimum taxable income of non-corporate stockholders.  A foreign stockholder may be subject to U.S. withholding tax on such foreign taxes included in income, and may be unable to claim a deduction or credit for such taxes.  Each stockholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for the year and of the amount of such taxes deemed paid by the stockholder.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder’s U.S. tax attributable to his foreign source taxable income.  For this purpose, if the pass-through election is made, the source of the Fund’s income flows through to its stockholders.  With respect to the Fund, certain gain from the sale of securities will be treated as derived from U.S. sources, and currency fluctuation gains, including fluctuation gains from certain foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund.  Stockholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.  The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income.  The foreign tax credit generally is eliminated with respect to foreign taxes withheld on income and gain if the Fund or its stockholders fail to satisfy minimum holding period requirements with respect to the property giving rise to the income and gain, or the shares of the Fund, as appropriate.  In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to “pass through” to stockholders the ability to claim a deduction for the related foreign taxes.  If the Fund is not eligible to make the election to “pass through” to its stockholders its foreign taxes, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

The foregoing is only a general description of the foreign tax credit and, because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or when the Internal Revenue Service has notified the Fund or a stockholder that the stockholder is subject to backup withholding.  Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability.

Foreign Stockholders

U.S. taxation of a stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such stockholder.

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Income Not Effectively Connected.  If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% rate (or lower treaty rate).  If the Fund retains net capital gains and elects to treat such net capital gains as having been distributed, a foreign stockholder would have to file a return to obtain a refund of the stockholder’s proportionate share of U.S. taxes paid by the Fund as a result of the retention of net capital gains (see “Tax Treatment of the Fund - General” for a discussion of the retention of net capital gains).  In the case of a foreign stockholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 28% of distributions of net capital gains unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.  See “Backup Withholding” above.  If a foreign stockholder is a non-resident alien individual, any gain such stockholder realizes upon the sale or exchange of such stockholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

For Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of Fund distributions received by a foreign stockholder may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains.  Also, for that same three-year period, U.S. estate taxes may not apply to that portion of shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes.  Although not anticipated, Fund distributions, if any, made during such three year period that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITs), will be taxable to foreign stockholders and will require such stockholders to file U.S. income tax returns.

Income Effectively Connected.  If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Such stockholders that are classified as corporations for U.S. tax purposes may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Tax Shelter Reporting Regulations

Under current Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of

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whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation.  Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Australian Taxes

The following discussion is based upon the advice of Blake Dawson Waldron, Australian counsel for the Fund, and is a general and non-exhaustive summary of Australian tax considerations which may be applicable to the Fund under current law.

Under current Australian law, the Fund will be regarded as a non-resident of Australia.  Pursuant to the United States Australia Double Tax Agreement (“Tax Agreement”) and assuming the Fund to be a resident of the United States for the purposes of the Tax Agreement and a “qualified person” entitled to the benefits of the Tax Agreement, the Fund will be liable to taxation in Australia on its business profits only if the Fund carries on business in Australia at or through a permanent establishment, and those business profits are attributable to the Fund’s Australian permanent establishment.  Generally, the Fund will not be regarded as having a permanent establishment in Australia if it has no fixed place of business in Australia through which it carries on business and if there is no person (other than a broker, general commission agent or other agent of independent status acting in the ordinary course of his or her business) in Australia who has authority to conclude contracts on behalf of the Fund and habitually exercises that authority.

The Fund does not intend to have a fixed place of business in Australia or to give any person (other than a broker, general commission agent or other agent of independent status acting in the ordinary course of his or her business) in Australia the authority to conclude contracts on behalf of the Fund, and accordingly, the Fund should not be regarded as having a permanent establishment in Australia.  As a result, none of the Fund’s profits arising from the carrying on of its business in Australia should be subject to Australian taxes.

The Fund will be subject to interest withholding tax at the rate of 10% on all interest payments and payments in the nature of interest (including discounts on money market securities) paid by a resident of Australia, or by a non-resident of Australia making the interest payment in carrying on business at or through a permanent establishment in Australia (unless the particular issue of securities qualifies for an exemption from interest withholding tax).  Australian interest withholding tax does not apply to interest on Eurodollar obligations issued by non-residents of Australia where the interest is not an expense incurred by the issuer in carrying on business in Australia at or through a permanent establishment in Australia of that non-resident.  See “Taxation - United States Taxes - Foreign Withholding Taxes.” Generally, the Fund will not be subject to a stamp duty on its investments in government and semi-government securities, promissory notes and bills of exchange.

The Fund will be subject to dividend withholding tax at the rate of 15% on all dividends paid by Australian resident companies, unless a lower rate of withholding tax or an exemption is provided by the Tax Agreement.  However, dividends paid by Australian resident companies to the Fund will not be subject to dividend withholding tax to the extent that they have been franked under the Australian imputation rules.  Australia’s system of dividend imputation, also known as “franking,” allows a company declaring a dividend to give the shareholder a credit (a franking credit) that represents the amount of tax already paid by the company.  A company which declares a dividend out of profits which have borne the full rate of Australian corporate tax can attach franking credits to the dividend such that the dividend is “fully franked.” A fully franked dividend will not be subject to Australian dividend withholding tax.  However, to the extent that dividends are declared from profits which have not borne the full rate of Australian corporate tax that portion of the dividend will be subject to dividend withholding tax at the rate of 15%, unless a lower rate of withholding tax or an exemption is provided by the Tax Agreement.]

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CUSTODIAN AND TRANSFER, DIVIDEND DISBURSING AND
DIVIDEND REINVESTMENT PLAN AGENT

Pursuant to a Custodian Contract dated November 25, 1985, as amended from time to time, State Street Bank and Trust Company (“State Street”), which has its principal business office at One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund’s custodian for assets of the Fund held in the United States.  The Board has authorized the delegation of various foreign custody responsibilities to State Street, as the “Foreign Custody Manager” for the Fund to the extent permitted under the 1940 Act and the rules thereunder.  State Street has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board.  State Street, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

Pursuant to a Stock Transfer Agency Agreement dated July 19, 2004, as amended from time to time, The Bank of New York Mellon Corporation, which has its principal business office at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s transfer, dividend disbursing and dividend reinvestment plan agent.

EXPERTS

The financial statements, included in this registration statement have been so included in reliance on the report of KPMG LLP (“KPMG”), the Fund’s independent registered public accounting firm, for the fiscal year ended October 31, 2009, and by another independent registered public accounting firm for the fiscal years prior to the fiscal year ended October 31, 2009, given on the authority of each said firm as experts in accounting and auditing.  The principal place of business of KPMG is located at 1601 Market Street, Philadelphia, Pennsylvania 19103.  KPMG provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Fund by [Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019] [Venable LLP, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201-2978].  [Willkie Farr & Gallagher LLP will rely as to matters of Maryland law on the opinion of Venable LLP, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201-2978.]  Matters of Australian law will be passed on for the Fund by [Blake Dawson Waldron, Level 36, Grosvenor Place, 225 George Street, Sydney NSW 2000, Australia].  Certain other legal matters will be passed on for the underwriters by [name], [address].

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund and has represented the Fund in connection with this registration statement.

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PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2009

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—95.7%
COMMON STOCKS—95.7%
CONSUMER DISCRETIONARY—6.0%
310,000	Billabong International Limited*	$2,868,327
654,300	TABCORP Holdings Limited*	4,173,822
2,502,800	Tattersall’s Limited*	5,541,728
		12,583,877
CONSUMER STAPLES—10.5%
2,404,200	Goodman Fielder Limited*	3,448,721
1,674,500	Metcash Limited*	7,040,225
455,600	Woolworths Limited*	11,661,483
		22,150,429
ENERGY—4.0%
203,000	Woodside Petroleum Limited*	8,514,933
FINANCIALS—30.3%
501,600	Australia & New Zealand Banking Group Limited*	10,230,692
275,800	Australian Stock Exchange Limited*	8,314,439
912,300	AXA Asia Pacific Holdings Limited*	3,415,032
237,800	Commonwealth Bank of Australia*	10,989,078
794,900	QBE Insurance Group Limited*	16,008,323
637,500	Westpac Banking Corporation Limited*	14,900,022
		63,857,586
HEALTH CARE EQUIPMENT & SERVICES—3.5%
313,000	Ramsay Health Care Limited*	2,960,702
354,800	Sonic Healthcare Limited*	4,429,525
		7,390,227
INDUSTRIALS—4.0%
129,700	Leighton Holdings Limited*	4,118,720
570,900	Toll Holdings Limited*	4,327,497
		8,446,217
INFORMATION TECHNOLOGY—1.9%
403,900	Computershare Limited*	3,921,234
MATERIALS—22.7%
813,300	BHP Billiton Limited*	26,673,502
1,299,700	Incitec Pivot Limited*	3,031,772
182,900	Orica Limited*	3,879,830
259,400	Rio Tinto Limited*	14,378,736
		47,963,840
PROPERTY—3.9%
756,700	Westfield Group Limited*	8,198,117
TELECOMMUNICATION SERVICES—3.6%
3,027,400	Singapore Telecommunications Limited*	6,328,532
706,800	Telecom Corporation of New Zealand Limited*	1,285,504
		7,614,036
UTILITIES—5.3%
646,000	AGL Energy Limited*	$8,007,272
4,071,200	SP Ausnet*	3,199,359
		11,206,631
	Total Long Term Investments—95.7% (cost $139,897,615)	201,847,127
SHORT-TERM INVESTMENT—0.1%
Par Amount
$264,000	State Street Bank and Trust Time Deposit, 0.01%, 11/02/09	264,000
	Total Short-Term Investments—0.1% (cost $264,000)	264,000
	Total Investments—95.8% (cost $140,161,615)	202,111,127
	Other assets in excess of liabilities—4.2%	8,754,388
	Net Assets—100.0%	$210,865,515

*   Security was Fair Valued (See Note 1)

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2009

Assets
Investments, at value (cost $140,161,615)	$202,111,127
Foreign currency, at value (cost $9,003,810)	8,986,781
Cash	424
Other assets	147,322
Total assets	211,245,654

Liabilities
Investment management fee payable	180,022
Administration fee payable	18,267
Accrued expenses and other liabilities	181,850
Total liabilities	380,139
Net Assets	$210,865,515

Composition of Net Assets
Common Stock (par value $.01 per share)	$192,359
Paid-in capital in excess of par	138,635,488
Distributions in excess of net investment income	(226,861)
Accumulated net realized losses on investment transactions	(3,499,321)
Net unrealized appreciation on investments	38,209,276
Accumulated net realized foreign exchange gains	13,831,367
Net unrealized foreign exchange gains	23,723,207
Net Assets	$210,865,515
Net asset value per common share based on 19,235,840 shares issued and outstanding	$10.96

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $109,171)	$8,149,619
Interest	257,768
8,407,387

Expenses
Investment management fee	1,446,566
Legal fees and expenses	502,627
Directors’ fees and expenses	231,141
Administration fee	139,226
Reports to shareholders and proxy solicitation	113,140
Insurance expense	101,432
Investor relations fees and expenses	76,590
Independent auditors’ fees and expenses	61,674
Custodian’s fees and expenses	58,984
Transfer agent’s fees and expenses	34,415
Miscellaneous	63,039
Total expenses	2,828,834
Net investment income	5,578,553

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies

Net realized loss on:
Investment transactions	(1,159,539)
Foreign currency transactions	(599,383)
(1,758,922)
Net change in unrealized appreciation/(depreciation) on:
Investments	20,754,670
Foreign currency translation	45,246,906
66,001,576
Net gain on investments and foreign currencies	64,242,654
Net Increase in Net Assets Resulting from Operations	$69,821,207

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008
Increase/(Decrease) in Net Assets

Operations
Net investment income	$5,578,553	$9,779,867
Net realized gain/(loss) on investment transactions	(1,159,539)	5,434,863
Net realized gain/(loss) on foreign currency transactions	(599,383)	4,687,470
Net change in unrealized appreciation/(depreciation) on investments	20,754,670	(115,578,609)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	45,246,906	(64,219,252)
Net increase/(decrease) in net assets resulting from operations	69,821,207	(159,895,661)

Distributions to shareholders from:
Net investment income	(5,947,218)	(4,665,416)
Realized capital gains	—	(16,118,089)
Tax return of capital	(14,032,189)	(14,525,139)
Total decrease in net assets from distributions to shareholders	(19,979,407)	(35,308,644)

Common Stock Transactions
Reinvestment of dividends resulting in the issuance of 28,871 and 74,011 shares of common stock, respectively	281,264	1,120,024
Repurchase of common stock resulting in the reduction of 22,800 and 0 shares of common stock, respectively	(143,477)	—
Total increase in net assets from common stock transactions	137,787	1,120,024
Total increase/(decrease) in net assets resulting from operations	49,979,587	(194,084,281)

Net Assets
Beginning of year	160,885,928	354,970,209
End of year (including distributions in excess of net investment income of ($226,861) and ($295,922), respectively)	$210,865,515	$160,885,928

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

	For the Year Ended October 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance(1):
Net asset value, beginning of year	$8.37	$18.53	$13.25	$11.75	$10.64
Net investment income	0.29	0.51	0.39	0.41	0.37
Net realized and unrealized gains/(losses) on investments and foreign currencies	3.34	(8.83)	6.47	2.47	1,79
Total from investment operations	3.63	(8.32)	6.86	2.88	2.16

Distributions from:
Net investment income	(0.31)	(0.24)	(0.53)	(0.48)	(0.51)
Long-term capital gains	—	(0.84)	(0.98)	(0.90)	(0.54)
Tax return of capital	(0.73)	(0.76)	—	—	—
Total distributions	(1.04)	(1.84)	(1.51)	(1.38)	(1.05)
Payment by shareholder of short-swing profit (Note 5)	—	—	—	— (3)	—
Increase resulting from Fund share repurchase	—	—	(0.07)	—	—
Net asset value, end of year	$10.96	$8.37	$18.53	$13.25	$11.75
Market value, end of year	$11.40	$8.60	$18.25	$14.00	$12.99

Total Investment Return Based on(2):
Market value	50.76%	(45.57)%	43.46%	20.09%	38.98%
Net asset value	48.92%	(47.83)%	53.91%	25.66%	21.11%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$210,866	$160,886	$354,970	$223,588	$197,421
Average net assets (000 omitted)	$163,795	$282,702	$283,749	$209,507	$194,946
Net expenses	1.73%	1.26%	1.44%	1.45%	1.48%
Expenses without reimbursement	1.73%	1.26%	1.51%	1.55%	1.48%
Net investment income	3.41%	3.46%	2.56%	3.31%	3.21%
Portfolio turnover	16%	22%	30%	16%	28%

(1)             Based on average shares outstanding.

(2)             Total Investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(3)             Amount is less than $0.005 per share.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited. For these purposes, “Australian companies” means companies that are tied economically to Australia. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The United States dollar is used as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes. (see Taxes on page 14).

Securities Valuation:

The Fund’s Board of Directors has adopted Valuation and Liquidity Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. These Procedures were reviewed and approved by the Board of Directors on December 9, 2008. In accordance with the Procedures, investments are stated at current fair market value. Investments for which market quotations are readily available are valued at the last quoted closing price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the last quoted bid price as obtained from a pricing agent or broker selected by the Fund’s Manager.

Short-term debt securities which mature in more than 60 days are valued at current market quotations as described above. Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost using a pricing source quote that approximates amortized cost.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

In situations when there is movement between the opening and closing prices of the iShares MSCI Australia Index Fund that exceeds the tolerance specified in the Procedures, the independent pricing source utilized by the Fund shall calculate the market value of the Fund’s Investments by determining a “fair value” for each of the equity securities in the Fund’s portfolio using factors provided by an independent pricing source.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

For the year ended October 31, 2009, there have been no significant changes to the Procedures.

The valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Fund’s investments as of October 31, 2009. For further information, please refer to the Portfolio of Investments that begins on page 6.

Investments	Level 1	Level 2	Level 3
Equity Investments	$—	$201,847,127	$—
Short-Term Investment	—	264,000	—
Total Investments	$—	$202,111,127	$—

In April 2009, the FASB issued Accounting Standards Codification 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“ASC 820-10-35”, formerly “FAS 157-4”). ASC 820-10-35 provides additional guidance for estimating fair value in accordance with FASB Accounting Standards Codification 820, “Fair Value Measurements” (“ASC 820”, formerly “FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820-10-35 is effective for fiscal years and interim periods ending after June 15, 2009. Management has concluded that the adoption of ASC 820-10-35 did not materially impact the financial statement amounts.

Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of October 31, 2009.

Foreign Currency Translation:

Australian dollar amounts are translated into United States dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities — at the exchange rates at the end of the reporting period; and

(ii)   purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represent foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date; interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. The Fund may enter into Forward Contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Forward Contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. There were no Forward Contracts outstanding as of October 31, 2009.

Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2009, the Board of Directors determined the rolling distribution rate to be 10%, for the 12 month period commencing with the distribution payable in April 2009. This policy is subject to regular review by the Fund’s Board of Directors. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Recent Accounting Pronouncements:

In June 2009, the FASB issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“ASC 105-10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of ASC 105-10, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it will not have a significant impact on the determination or reporting of the Funds’ financial statements.

Federal Income Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/ (losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. tax purposes.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years in the period ended October 31, 2009 are subject to such review.

Reclassification of Capital Accounts:

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $437,726 has been reclassified between accumulated net realized losses on investment transactions and distributions in excess of net investment income, and $1,831,569 has been reclassified between accumulated net realized losses on investment transactions and accumulated net realized foreign exchange gains as a result of permanent differences primarily attributable to foreign currency transactions and the sale of stock of passive foreign investment companies. These reclassifications have no effect on net assets or net asset values per share.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect, wholly-owned subsidiary of the Investment Manager, which is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $369,484 to the Investment Adviser during the fiscal year ended October 31, 2009.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.085% of the Fund’s average weekly managed assets up to $600 million and 0.06% of the Fund’s average weekly Managed Assets in excess of $600 million. Managed Assets are defined as net assets plus the amount of any borrowings for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the fiscal year ended October 31, 2009, the Fund incurred fees of approximately $61,178 for the investor relations services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2009 were $25,595,244 and $35,332,281, respectively.

4. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 was as follows:

	October 31,2009	October 31, 2008
Distributions paid from:
Ordinary income	$5,947,218	$4,665,416
Net long-term capital gains	—	16,118,089
Tax return of Capital	14,032,189	14,525,139
Total taxable distribution	$19,979,407	$35,308,644

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$—
Undistributed long-term capital gains — net	—
Total undistributed earnings	$—
Capital loss carryforward	(3,380,084	)*
Unrealized appreciation/(depreciation) — net	75,417,752	**
Total accumulated earnings/(losses) — net	$72,037,668

*      On October 31, 2009, the Fund had a net capital loss carryforward of $3,380,084 which expires in 2017.

**   The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, differing treatments for foreign currencies, and the tax deferral of wash sales.

The United States federal income tax basis of the Fund’s investments and net unrealized appreciation as of October 31, 2009 were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$164,248,654	$56,002,397	$18,139,924	$37,862,473

5. Capital

There are 30 million shares of $0.01 par value common stock authorized. At October 31, 2009, there were 19,235,840 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period if and when the discount to NAV is at least 8%. For the fiscal years ended October 31, 2009 and October 31, 2008, the Fund repurchased 22,800 shares and 0 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 12.0% during the fiscal year ended October 31, 2009.

Based upon filings with the Securities and Exchange Commission, on December 1, 2009, Landesbank Berlin AG (“LB”), a wholly-owned subsidiary of Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG), was the beneficial owner of 1,367,574 shares of common stock (constituting approximately 7.1% of the Fund’s shares then outstanding).

6. Subsequent Event

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 28, 2009, the date the Financial Statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2009. However, the following are details relating to subsequent events that occurred since October 31, 2009.

The Fund declared a quarterly distribution of 22 cents per share payable on January 15, 2010 to shareholders of record on December 31, 2009.

At a meeting of the Fund’s Board held on December 7, 2009, the Board approved a reduction of the Administration fee paid to AAMI as disclosed in Note 2. Effective February 1, 2010, the annual fee rate will be 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. The Board also approved an amended Investor Relations Services Agreement that includes enhanced investor relation services for the Fund that will take effect on March 1, 2010. The fee that will be paid to AAMI for investor relations services is approximately $90,000 per annum.

Based on Management’s evaluation, no other adjustments were required to the Financial Statements and no other subsequent events required recognition or disclosure in the Financial Statements as of October 31, 2009 through December 28, 2009.

7. Change in Independent Registered Public Accounting Firm, (unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Fund.

The reports of the financial statements, previously issued by PwC for the Fund for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of

Aberdeen Australia Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Australia Equity Fund, Inc. (the “Fund”), as of October 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2008, and the financial highlights for each of the years or periods in the four-year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated December 23, 2008.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Aberdeen Australia Equity Fund, Inc. present fairly, in all material respects, the financial position of the Fund as of October 31, 2009, and the results of its operations, changes in net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2009

Appendix A

THE ABERDEEN FUNDS

PROXY VOTING POLICY AND PROCEDURES

AMENDED AND RESTATED [                   ,         ]

I.              Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by the Aberdeen investment companies that are registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), (“Funds” and each a “Fund”) and by the Boards of Directors (“Boards”) which oversee the Funds with respect to voting securities held by the Funds.  These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the 1940 Act and other applicable obligations of the Funds under the rules and regulations of the SEC and interpretations of its staff (“Staff”).  It is the policy of the Funds to seek to assure that proxies received by each Fund are voted in the best interest of each Fund’s stockholders.

II.            Definitions

A.            “Best interest of Fund stockholders” - means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time.  Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B.            “Conflict of interest” - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment manager, investment adviser, principal underwriter, or an affiliated person of the Fund, its Manager, Adviser, or principal underwriter, on the other, in how proxies are voted.  In practical terms, these circumstances generally would arise when a Fund’s Manager, Adviser or Subadviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted.  A conflict might exist in circumstances when the Fund’s Manager or Adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s Manager,  Adviser or Subadviser.  The Funds believe that a conflict of interest generally would not arise merely because a proxy issuer has a material business arrangement with a Fund’s principal underwriter, or with an affiliated person of the principal underwriter or the Funds (other than a Fund’s Manager, Adviser or Subadviser or their respective parent company), because (1) each Fund’s Manager or Adviser will generally make proxy voting decisions for the Fund under the delegation arrangements described below; (2) each Fund’s principal underwriter is not affiliated with its Manager,  Adviser or Subadviser and will not have any input into the Manager’s, Adviser’s or Subadvise’s proxy voting decisions for the Fund; (3) other affiliated persons of the principal underwriter or the Fund (other than the Fund’s Manager,  Adviser or Subadviser) likewise will not have any input into proxy voting decisions for the Fund; and (4) each Fund’s Manager, Adviser or Subadviser is unlikely to be aware of, or have any interest in, any business arrangement between the proxy issuer and the Fund’s principal underwriter, or between the proxy issuer and an affiliated person of the principal underwriter or the Fund.

III.          Delegation of Responsibility for Proxy Voting

A.            Each Fund’s Board annually evaluates its Fund’s contract with its Manager, Adviser and Subadviser, and decides whether to renew the contract.  This process gives each Fund an annual opportunity to ensure that its Manager’s, Adviser’s and Subadviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

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B.            Because the investment philosophy of each Fund’s Manager, Adviser and Subadviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for each Fund should generally be consistent with its Manager’s, Adviser’s and Subadviser’s philosophy.  In proxy voting decisions, as in other investment decisions, each Fund’s Manager, Adviser and Subadviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

C.            Accordingly, each Fund has chosen to delegate all responsibility for proxy voting to its Manager and Adviser, provided that each Fund’s Board has the opportunity to periodically review and approve their proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below).  The Trade Processing Department of the Administrator will serve as the Proxy Administrator and will take responsibility for ensuring, among other things, that the vote for each proxy is cast in accordance with the proxy voting policies and procedures of the Manager, Adviser and Subadviser.  A Proxy Committee of the Manager, Adviser and Subadviser will take responsibility for determining whether and how to vote each proxy, whether a conflict of interest exists, and how such conflicts are to be resolved in accordance with the proxy voting policies and procedures of the Manager, Adviser and Subadviser. Under this delegation, the Manager, Adviser and Subadviser may vote, abstain from voting, or take no action on proxies for a Fund in any manner consistent with the Manager’s, Adviser’s and Subadviser’s proxy voting policies (subject to provisions for addressing conflicts of interest).  Each Fund may revoke all or part of such delegation at any time by a vote of its Board.  In the event that a Fund revokes the delegation of proxy voting responsibility to its Manager and Adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation.  Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of its Manager, Adviser and Subadviser, or develop its own basis for voting on particular matters.

D.            This delegation generally applies to all proxy voting matters on which each Fund may vote, such as corporate governance matters (including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions); changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues.  This delegation permits the Manager, Adviser and Subadviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the Adviser’s and Subadviser’s decisions or on provisions of the Manager’s, Adviser’s and Subadviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV.           Conflicts of Interest

A.            Each Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its Manager, Adviser or Subadviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B.            In those circumstances, to avoid any appearance concerns, each Fund believes it is appropriate for its Manager,  Adviser or Subadviser to follow an alternative voting procedure rather than to vote proxies in the Manager’s, Adviser’s or Subadviser’s sole discretion.  Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders that are not Fund stockholders;

(2) Causing the proxies to be voted in accordance with the recommendations of an independent service provider that the Manager, Adviser and Subadviser may use to assist it in voting proxies;

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(3) Notifying a Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the Manager, Adviser and Subadviser to vote the proxies as it chooses under its usual policy; or

(4) Forwarding the proxies to a Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C.            Each Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s Adviser and Subadviser, provided that the Adviser’s and Subadviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above.  Under this delegation, the Adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy.  Each Fund may revoke all or part of this delegation at any time by a vote of its Board.  In the event that a Fund revokes the delegation of responsibility for resolving conflicts of interest to the Adviser and Subadviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders.  In doing so, the Fund may follow any of the procedures described in Paragraph III.B., above.

V.            Disclosure of Policy or Description/Proxy Voting Record

A.            Each Fund, unless it invests exclusively in non-voting securities, will disclose its proxy voting policy or a description of it (and its Manager’s, Adviser’s and Subadviser’s proxy voting policy, or a description of them), in the Fund’s annual report on Form N-CSR.  The Fund will disclose that this proxy voting policy or a description of it (and the Manager’s and Adviser’s proxy voting policy or a description) is available without charge, upon request, (1) by calling, toll-free, 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.  Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B.            Each Fund will also disclose in its annual report  that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, (1) by calling, toll-free, 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.  Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C.            Each Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC.

D.            Each Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•      The name of the issuer of the portfolio security;

•      The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

•      The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;

•      The stockholder meeting date;

•      A brief identification of the matter voted on;

•      Whether the matter was proposed by the issuer or by a security holder;

•      Whether the Fund cast its vote on the matter;

•      How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•      Whether the Fund cast its vote for or against management.

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Appendix B

ABERDEEN U.S. REGISTERED ADVISERS

PROXY VOTING POLICIES AND PROCEDURES

AS OF SEPTEMBER 9, 2008

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation  (“Aberdeen AU”), and Aberdeen Asset Management Investment Services Limited, a UK Corporation (“AAMISL”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”).   These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities.  These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients.  Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures.  Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located.  Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 – Investment Fund Continuous Disclosure.

I.              Definitions

A.            “Best interest of clients”.  Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Clients may have differing political or social interests, but their best economic interest is generally uniform.

B.            “Material conflict of interest”.  Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.            General Voting Policies

A.            Client’s Best Interest.  These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.  Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B.            Shareholder Activism.  Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C.            Case-by-Case Basis.  These Policies and Procedures are guidelines.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

D.            Individualized.  These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage.  To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E.             Material Conflicts of Interest.  Material conflicts are resolved in the best interest of clients.  When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F.             Limitations.  The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1.             No Responsibility.  Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote.  Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients or the clients’ designees.

2.             Limited Value.  An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.  Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds.  Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3.             Unjustifiable Costs.  An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4.             Securities Lending Arrangements.  If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5.             Share Blocking.  Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6.             Special Considerations.  Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client’s direction or may request that the client vote the proxy directly.

G.            Sources of Information.  The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H.            Subadvisers.  To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser.  However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

I.              Availability of Policies and Procedures.  Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J.             Disclosure of Vote.  As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser.  Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.          Specific Voting Policies

A.            General Philosophy.

•              Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

•              Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

•              Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B.            Anti-takeover Measures.  Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition.  Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns.  Other factors which will be considered include margin analysis, cash flow and debt levels.

C.            Proxy Contests for Control.  Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D.            Contested Elections.  Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees.  Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E.             Executive compensation proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.             Shareholder Proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis.  Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.          Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A.            Obtain Proxy.  Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser’s designated proxy administrator (“PA”).  Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge.  Each proxy received is matched to the securities to be voted.

B.            Material Conflicts of Interest.

1.             Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand.  Portfolio managers and research analysts (“Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote.  Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2.             When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict:  (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C.            Analysts.  The proxy administration process is carried out by the Global Voting Team based in Scotland (“PA-UK)”.  The PA-UK ensures that each proxy statement is directed to the appropriate Analyst.  If a third party recommendation service has been retained, the PA-UK  will forward the proxy statement to the Analyst with the recommendation highlighted.  The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK .  The Analyst may consult with the PA-UK  as necessary.  If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation.  If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D.            Vote.  The following describes the breakdown of responsibilities between the designated PA and the Corporate Governance Group (“CGG”) of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The US Fund Administration group  (“PA-US”), and the PA-UK, are responsible for ensuring that votes for Aberdeen Advisers’ clients are cast and cast in accordance with these Policies and Procedures.  The PA-US is primarily responsible for administering proxy votes for the Funds which are advised or sub-advised by the Aberdeen Advisers,.the US closed-end Funds for which Aberdeen Singapore is the Manager, and the Canadian investment funds.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen US, Aberdeen UK, Aberdeen AU or Aberdeen Singapore.

In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen US, Aberdeen UK, Aberdeen AU, Aberdeen Singapore, or AAMISL, decisions on how to vote will be referred to the Corporate Governance Group (“CGG”).  The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from Aberdeen US, Aberdeen UK, Aberdeen AU, AAMISL and Aberdeen Singapore’s portfolio management teams,.  The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues.  If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-US or PA-UK.  If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.

The Aberdeen Advisers have engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically.           Custodians for certain clients provide the PA-US with access to ProxyEdge.  PA-UK helps facilitate and coordinate proxy voting for certain U.S. clients of the Aberdeen Advisers.  Aberdeen UK has engaged Institutional Shareholder Services (“ISS”), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting.  In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above.  For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation.  In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E.             Review.  PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.            Documentation, Recordkeeping and Reporting Requirements

A.            Documentation.

The Aberdeen US Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

The PA-UK and PA-US are responsible for:

1.             Overseeing the proxy voting process;

2.             Consulting with portfolio managers/analysts for the relevant portfolio security; and

3.             Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.            Record Keeping.

1.             Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted.  As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS and Proxy Edge, depending on the client account.

A US Fund’s proxy voting record must be filed with the SEC on Form N-PX.  Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004).  If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly.  Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request.  Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2.             As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3.             Duration.  Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C.            Reporting.  The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV.  Upon receipt of a client’s request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures.  Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client.  However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year.  Upon receipt of a client or securityholder’s request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D.            Review of Policies and Procedures.  These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.  Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.

PART C

Item 25.	Financial Statements and Exhibits

1. Financial Statements

(i)	Financial Highlights

(ii)	Portfolio of Investments as of October 31, 2009

(iii)	Statement of Assets and Liabilities as of October 31, 2009

(iv)	Statement of Operations for the fiscal year ended October 31, 2009

(v)	Statement of Cash Flows for the fiscal year ended October 31, 2009

(vi)	Statement of Changes in Net Assets for the fiscal year ended October 31, 2009 and for the fiscal year ended October 31, 2008

(vii)	Notes to the Financial Statements for the fiscal year ended October 31, 2009

(viii)	Report of Independent Registered Public Accounting Firm dated December 28, 2009

2. Exhibits:

(a)(1)	Articles of Incorporation filed September 30, 1985.†

(a)(2)	Change of Address of Resident Agent filed November 17, 1997.†

(a)(3)	Articles Supplementary dated as of August 16, 2000.(1)

(a)(4)	Articles of Amendment effective May 1, 2001.†

(a)(5)	Articles of Amendment filed June 27, 2003.(2)

(a)(6)	Articles Supplementary dated as of May 12, 2006.†††

(b)	Bylaws as amended and restated through June 7, 2006.†††

(c)	Not Applicable.

(d)(1)	Form of Share Certificate for Registrant’s Common Stock.†††

(e)	Dividend Reinvestment and Cash Purchase Plan.††

(f)	Not applicable.

(g)(1)	Investment Management Agreement between the Registrant and Aberdeen Asset Management Asia Limited (the “Investment Manager”) dated as of March 8, 2004.†

(g)(2)	Investment Advisory Agreement among the Registrant, the Investment Manager and Aberdeen Asset Management Limited (the “Investment Adviser”) dated as of March 8, 2004.†

(h)	Form of Underwriting Agreement, dated as of [ ], 2010, between [ ] and the Registrant.**

(i)	Not applicable.

(j)(1)	Custodian Contract between the Registrant and State Street Bank and Trust Company (“State Street”) dated as of November 25, 1985.††

(j)(2)	Amendment to Custodian Contract between Registrant and State Street dated December 4, 1998.(1)

(j)(3)	Second Amendment to Custodian Contract between Registrant and State Street dated as of July 8, 2005.††

(k)(1)	Administration Agreement between the Registrant and Aberdeen Asset Management Inc., dated as of September 30, 2004.†

(k)(2)	Investor Relations Services Agreement between the Registrant and EquitiLink USA, Inc., dated as of March 1, 2000.†

(k)(3)	Assignment and Assumption of Investor Relations Services Agreement between EquitiLink USA, Inc. and Aberdeen Asset Management Inc. dated as of January 1, 2002.†

(k)(4)	Stock Transfer Agency Agreement by and between the Registrant and The Bank of New York dated as of July 19, 2004.†

(k)(5)	Amendment to Stock Transfer Agency Agreement between the Registrant and The Bank of New York dated November 10, 2004.†

(k)(6)	Sub-administration Agreement between Aberdeen Asset Management Inc. and State Street Bank and Trust Company dated as of January [ ], 2010.**

(l)(1)	Opinion and Consent of Willkie Farr & Gallagher LLP.**

(l)(2)	Opinion and Consent of Venable LLP, Maryland counsel.**

(l)(3)	Opinion and Consent of [ ], underwriters’ counsel.**

(m)(1)	Form ADV, Non-Resident Investment Adviser Execution Page for Registrant’s Investment Adviser executed on December 8, 2009.*

(m)(2)	Form ADV, Non-Resident Investment Adviser Execution Page for Registrant’s Investment Manager executed on November 11, 2009.*

(n)(1)	Opinion and Consent of KPMG LLP, Independent Accountants.**

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics for Registrant.††

(r)(2)	Code of Ethics for Investment Manager and Investment Adviser.††

(s)	Powers of Attorney.*

†	Previously filed as an exhibit to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on August 8, 2005 and incorporated herein by reference.

††

Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s registration statement filed on Form N-2 with the SEC via EDGAR on November 29, 2005 and incorporated herein by reference.

†††	Previously filed as an exhibit to the Registrant’s registration statement filed with the SEC via EDGAR on July 18, 2006 and incorporated herein by reference.

(1)	Previously filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s registration statement filed with the SEC via EDGAR on August 30, 2001 and incorporated herein by reference.

(2)	Previously filed as an exhibit to Post-Effective Amendment No. 15 to the Registrant’s registration statement filed with the SEC via EDGAR on August 8, 2003 and incorporated herein by reference.

*	Filed herewith.

**	To be filed by further pre-effective amendment.

Item 26.	Marketing Arrangements

[            ]

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth estimated expenses to be incurred in connection with the offering described in the Registration Statement:

Registration fees	$
Printing	$
Fees and expenses of qualification under state securities laws (including fees of counsel)	$
Legal fees and expenses	$
Auditing fees and expenses	$
Miscellaneous	$
Total	$

Item 28.	Persons Controlled by or Under Common Control

None.

Item 29.	Number of Holders of Securities

As of [            ], 2010:

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common Stock ($.01 par value per share)	[ ]

Item 30.	Indemnification

Section 2-418 of the General Corporate Law of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorney’s fees, judgments, fines and certain settlements), including the advancement of expenses, actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party. In order to obtain advancements on expenses a director or officer must, among other requirements stated in the Registrant’s bylaws, provide a written affirmation of good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any advance if it is determined that such standard was not met. Indemnification of directors and officers will not be provided when a director or officer shows willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The indemnification of directors and officers continues after such person has ceased being a director or officer, with regard to the duties performed while employed or in offices with the Registrant, and the benefits of indemnification inure to the heirs, executors and administrators of such person. Employees and agents who are not directors or officers of the Registrant may be indemnified.

Article IX of the Registrant’s bylaws (as amended to date) provides:

Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its Directors and officers to the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act. The Corporation shall indemnify its Directors and officers who, while serving as Directors or officers, also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).

Section 2. Advances. Any current or former Director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law and the 1940 Act, without a preliminary determination of entitlement to indemnification (except as provided below). The person seeking advances shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the person seeking advances shall provide security in form and amount acceptable to the Corporation for his undertaking; (ii) the Corporation is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of Directors of the Corporation who are neither “interested persons” as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding (“disinterested non-party directors”), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law and the 1940 Act, whether the standards required by this Article have been met. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (A) the vote of a majority of a quorum of disinterested non-party directors or (B) an independent legal counsel in a written opinion.

Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or Directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to Directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise.

Section 6. Amendments. References in the Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940, as amended. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Bylaws or Charter of the Corporation inconsistent with this Article IX, shall apply to or affect in any respect the applicability of this Article IX with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation or who, while a Director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a Director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position; provided that no insurance may be purchased by the Corporation on behalf of any person against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to Section 3 of the Management Agreement, filed as Exhibit (g)(1), for provisions relating to limitation of liability of the Investment Manager. Reference is made to Section 3 of the Advisory Agreement, filed as Exhibit (g)(2), for provisions relating to limitation of liability of the Investment Adviser.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The Registrant’s investment manager, Aberdeen Asset Management Asia Limited (“AAMAL”), is a Singapore corporation. Additional information as to AAMAL and the directors and officers of AAMAL is included in AAMAL’s Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of AAMAL and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMAL and such officers and directors during the past two years.

The Registrant’s investment adviser, Aberdeen Asset Management Limited (“AAML”), is an Australian corporation. Additional information as to AAML and the directors and officers of AAML is included in AAML’s Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of AAML and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAML and such officers and directors during the past two years.

Item 32.	Location of Accounts and Records

Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia	Aberdeen Asset Management Inc 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019

For records pursuant to Rule 31a-1(f) and Rule 31a-2(e)	For records pursuant to Rule 31a-1(b)(5), (6), (7), (9), (10), (11) Rule 31a-1(f) Rule 31a-2(e)	For records pursuant to Rule 31a-1(f), Rule 31a-2(e), Rule 31a-2(a)(3) through (6)	For records pursuant to Rule 31a-1(b)(4) and Rule 31a-2(a)(4), (5), (6)

State Street Bank and Trust Company 500 College Road East Princeton, New Jersey 08536	The Bank of New York Mellon 101 Barclay Street New York, New York 10286	State Street Bank and Trust Company 500 College Road East Plainsboro, New Jersey 08536	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171

For records pursuant to Rule 31a-2(a)(1) and (2)	For records pursuant to Rule 31a- 1(b)(2)(iv)

For records pursuant to

Rule 31a-1(b)(1)

• With the exception of ‘the market on which effected’ and ‘the name of the person through or from whom purchased or received or to whom sold or delivered’, and

Rule 31a-1(b)(2) (i) (e) and (f)

For records pursuant to Rule 31a-1(b)(2)(i)(a), (b), (c) and (d)
Rule 31a-1(b)(2)(ii) Rule 31a-1(b)(2)(iii) Rule 31a-1(b)(3) Rule 31a-1(b)(8) Rule 31a-1(b)(12) Rule 31a-2(a)(1) and (2)

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1) The Registrant hereby undertakes to suspend the offering of Shares until the prospectus is amended if:

(a) Subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement; or

(b) The net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) (a) The Registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) The Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Pennsylvania on this 31st day of December, 2009.

ABERDEEN AUSTRALIA EQUITY FUND, INC..

*
Christian Pittard
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

	*	Chairman	December 31, 2009
Neville J. Miles

	*	President	December 31, 2009
Christian Pittard

	*	Treasurer, Principal Accounting Officer	December 31, 2009
Andrea Melia

	*	Director	December 31, 2009
P. Gerald Malone

	*	Director	December 31, 2009
William J. Potter

	*	Director	December 31, 2009
Peter D. Sacks

	*	Director	December 31, 2009
Moritz Sell

	*	Director	December 31, 2009
Brian M. Sherman

	*	Director	December 31, 2009
John T. Sheehy

	*	Director	December 31, 2009
Hugh Young

*By	/s/ JENNIFER NICHOLS
Jennifer Nichols
as Attorney-in-Fact

Exhibit Index

(m)(1)    Form ADV, Non-Resident Investment Adviser Execution Page for Registrant’s Investment Adviser.

(m)(2)    Form ADV, Non-Resident Investment Adviser Execution Page for Registrant’s Investment Manager.

(s)          Powers of Attorney.